UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12
Vestin Fund III, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VESTIN FUND III, LLC
NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON __________ ___, 2007

TO THE MEMBERS OF VESTIN FUND III, LLC:

NOTICE IS HEREBY GIVEN that the Special Meeting of Members (the “Special Meeting”) of Vestin Fund III, LLC, a Nevada limited liability company (the “Company”), will be held on ____________, _______ ___, 2007, at __:__ [a][p].m. Pacific Time at _________________________, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.
To approve the Third Amended and Restated Operating Agreement which would limit the Company’s purpose to investing in “Mortgage Assets”. If adopted, the Company would no longer seek to acquire and own income-producing real property for investment purposes. “Mortgage Assets” are defined as Mortgage Loan(s), an interest in the Mortgage Loans, or foreclosure properties that are held by the Company, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties; and

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing matters are described in more detail in the enclosed proxy statement. The Company’s Manager has fixed the close of business on __________, 2007, as the record date for the determination of the members entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Only those members of record of the Company as of the close of business on that date will be entitled to vote at the Special Meeting or any postponement or adjournment thereof. A list of members entitled to vote at the Special Meeting will be available for inspection on the day of the meeting at the place of the Special Meeting.

All members are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your units are registered in different names and addresses, each proxy should be signed and returned to assure that all of your units will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Manager,
Vestin Mortgage, Inc. By Michael V. Shustek
Chairman of the Board, Chief Executive Officer and President
Las Vegas, Nevada
______ __, 2007

This proxy statement is dated                , 2007 and is being first mailed to unitholders of the Company on or about                 , 2007.

VESTIN FUND III, LLC
8379 West Sunset Road
Las Vegas, NV 89113
(702) 227-0965

PROXY STATEMENT FOR
SPECIAL MEETING OF MEMBERS
TO BE HELD ON ______ ___, 2007

The enclosed proxy is solicited on behalf of the Manager of Vestin Fund III, LLC, a Nevada limited liability company (the “Company”), for use at the 2007 Special Meeting of Members (the “2007 Special Meeting”) to be held on ____________, __________ ___, 2007, at ___:___ [a][p].m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The 2007 Special Meeting will be held at__________________________________.

Please vote your units by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the 2007 Special Meeting and was prepared by our manager, Vestin Mortgage, Inc. (“Manager”). This proxy statement and the accompanying proxy card are first being mailed to you on or about ________ ___, 2007.

GENERAL INFORMATION ABOUT THE PROPOSAL

What is the proposal?

Our Manager is proposing that our operating agreement be amended to provide that our investment objective be limited to investing in real estate loans secured by mortgages and deeds of trust (“Mortgage Assets”). Presently our investment objectives are to invest in real estate loans secured by mortgages and deeds of trust and to invest in income producing real property.

Why is it being proposed?

We originally sought to raise $100,000,000, which we intended to invest in mortgage loans and income producing real property. We anticipated that once we were fully funded, approximately 70% of our total capital would be invested in income producing real property and approximately 30% in mortgage loans. However, we raised less than $30,000,000 and our assets as of September 30, 2006 for GAAP purposes was $27,142,000. As a result, we have not been able to develop a diversified portfolio of mortgage loans and real property investments. Since our inception, we have only invested in one (1) real property, which has since been sold. We do not currently own any income producing properties.

Our Manager does not believe that our assets are adequate to develop a diversified real estate portfolio. Further, the Manager believes that current trends in the real estate market do not favor near term investment in commercial properties.

In addition, our Manager has substantial experience in managing investments in mortgage loans as a result of its management of two public mortgage REITs, Vestin Realty Mortgage I, Inc., and Vestin Realty Mortgage II, Inc., as well as inVestin Nevada, Inc. We are, the only program operated by our Manager that invests in income-producing real property.

What is the Manager’s recommendation?

Our Manager recommends that the members vote FOR the adoption of the Third Amended and Restated Operating Agreement.

What are the risks of adopting the proposal?

By limiting our investment objectives, we will have less flexibility in making future investments. This may limit the diversification of our assets and could result in our foregoing opportunities for significant gains that might be achieved through ownership of commercial real estate.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2007 Special Meeting is limited to our members. Registration will begin at __:___ [a][p].m. and each member may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your units if our records show that you owned the units on ______________, 2007. On _________, 2007, the record date for determination of members entitled to notice of and to vote at the 2007 Special Meeting, 2,772,439 units were issued and outstanding.

Holders of units will vote at the 2007 Special Meeting as a single class on all matters. The enclosed proxy card shows the number of units you can vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2007 Special Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your units as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR the approval of the Third Amended and Restated Operating Agreement, which would limit the Company’s purpose to investing in “Mortgage Assets”. “Mortgage Assets” are defined as Mortgage Loan(s), an interest in the Mortgage Loans, or foreclosure properties that are held by the Company, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties and doing all things reasonably related thereto, including developing, managing and either holding for investment or disposing of Real Property acquired through foreclosure, either directly or through general partnerships or other joint ventures and by eliminating the Company’s ability to acquire and own for investment purposes, either alone or in association with others, a diversified portfolio of income-producing Real Property.

What if other matters come up at the 2007 Special Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2007 Special Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your units in accordance with the recommendation of the Manager or, if no recommendation has been made, in their own discretion.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by filing with John Alderfer, the Manager’s Secretary, at our principal executive offices at 8379 West Sunset Road
Las Vegas, NV 89113, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the 2007 Special Meeting and voting in person.

Can I vote in person at the 2007 Special Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card, you are welcome to attend the 2007 Special Meeting and vote your units in person.

How are votes counted? Use actual number of units to constitute a majority*

All, votes will be tabulated by the inspector of elections appointed for the 2007 Special Meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the members and will have the same effect as negative votes.

We will have a quorum and be able to hold the 2007 Special Meeting if holders of a majority of the units entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your units will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The affirmative vote of a majority of the outstanding units is required to approve the Third Amended and Restated Operating Agreement, which would limit our purpose to investing in “Mortgage Assets”. “Mortgage Assets” are defined as Mortgage Loan(s), an interest in the Mortgage Loans, or foreclosure properties that are held by us, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties. If the proposed amendment is adopted, we would no longer seek to acquire and own for investment purposes a diversified portfolio of income-producing Real Property.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the members. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Manager. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Who can help answer my questions?

If you have any questions about the proposed amendment to our operating agreement, or if you need additional copies of this proxy statement, you should contact:

Vestin Fund III, LLC
8379 West Sunset Road
Las Vegas, Nevada 89113
Attention: John W. Alderfer
(702) 227-0965

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain statements that constitute forward-looking statements, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements.

In some cases you can identify forward-looking statements by terms such as “anticipate,” “project,” “may,” “intend,” “might,” “will,” “could,” “would,” “expect,” “believe,” “estimate,” “potential,” by the negative of these terms and by similar expressions. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties, many of which are beyond our ability to control or predict. You should not put undue reliance on any forward-looking statements. These forward-looking statements present our estimates and assumptions only as of the date of this proxy statement.

Important factors that could cause actual results to differ materially and adversely from those expressed or implied by the forward-looking statements include:

•	General industry, economic and business conditions (which will, among other things, affect availability and cost of financing, interest rate fluctuations and operating expenses);

•	Adverse changes in the real estate markets;

•	Inflation and interest rate, market and monetary fluctuations;

•	Higher defaults on our loan portfolio than we expect;

•	Changes in the legal and regulatory environment in our industry; and

•	Other risks inherent in the real estate business.

The above list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative but by no means exhaustive. Therefore, all forward-looking statements should be evaluated with the understanding of their inherent risk and uncertainty. Except for our ongoing obligation to disclose material information as required by U.S. federal securities laws, we do not intend to update you concerning any future revisions to any forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

OVERVIEW OF PROPOSAL

This proxy statement contains one proposal requiring member action. The Proposal seeks approval of the Third Amended and Restated Operating Agreement, which would limit our purpose to investing in and purchasing real estate loans secured by mortgages and deeds of trust. The proposal is discussed in more detail in the pages that follow.

PROPOSAL

APPROVAL OF THE AMENDMENT TO THE OPERATING AGREEMENT

At the 2007 Special Meeting, you will be asked to approve the Third Amended and Restated Operating Agreement, attached hereto as Exhibit A (the “Third Amended and Restated Operating Agreement”), which would limit our purpose to investing in “Mortgage Assets”. “Mortgage Assets” are defined as Mortgage Loan(s), an interest in the Mortgage Loans, or foreclosure properties that are held by us, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties.

Background

Our current Operating Agreement provides that we shall (i) invest in and purchase first, second, wraparound, participating and construction Mortgage Investments, and do all things reasonably related thereto, including developing, managing and either holding for investment or disposing of Real Property acquired through foreclosure, either directly or through general partnerships or other joint ventures, all as further provided for in this Agreement and (ii) acquire and own for investment purposes, either alone or in association with others, a diversified portfolio of income-producing Real Property and to engage in any and all activities related or incidental to such purpose. The proposed amendment would eliminate the acquisition of income producing real property as an investment objective. If adopted, we would no longer seek, either alone or in association with others, to acquire a diversified portfolio of income-producing Real Property and to engage in any and all activities related or incidental to such purpose.

Reasons for the Proposed Amendment

We originally sought to raise $100,000,000, which we intended to invest in mortgage loans and income producing real property. We anticipated that once we were fully funded, approximately 70% of our total capital would be invested in income producing real property and approximately 30% in mortgage loans. However, we raised less than $30,000,000 and our assets as of September 30, 2006 for GAAP purposes was $27,142,000. As a result, we have not been able to develop a diversified portfolio of mortgage loans and real property investments.

The Company has only been able to invest in one (1) investment in real estate, which real estate has since been sold, resulting in less diversification in terms of the number of investments owned, the geographic regions in which the Company investments are located and the types of investments the Company makes. The sale of the real estate resulted in net income to the Company of approximately $3,600,000.

The Manager does not believe that the monies raised by the Company is adequate to diversify the real estate portfolio and that it is improbable that 70% of the Company’s total capital will be invested in real estate. Further, the Manager believes that the real estate market has begun to decline and as such the Company is best suited to invest in and purchase real estate loans secured by mortgages and deeds of trust. Additionally, the Manager has limited experience in investing in real estate and believes that with the limited net proceeds raised by the Company the Manager is in a better position to invest in mortgage loans in order to maximize the Company’s profitability.

Risks of Adopting the Proposed Amendment

If the proposed amendment to our Operating Agreement is adopted, we will only be permitted to invest in Mortgage Assets. We will no longer be permitted to acquire commercial properties for investment purposes. As a result, we will have less flexibility in making future investments. We will no longer have the ability to shift our assets between Mortgage Assets and Real Property in order to maximize our returns based on changing market conditions. Our overall investments may be less diversified and we may forego the opportunity to realize substantial gains from investments in commercial properties. This could potentially limit future capital appreciation since mortgage loans do not normally appreciate in value. The past appreciation in our Unit values resulted from the appreciation of real property that we owned and eventually sold resulting in net income to the Company of approximately $3.600,000.

Segment Financial Information.

The following table sets forth our Net Income for the nine months ended September 30, 2006 broken down by investment in real estate loans and investment in real estate. Subsequent to September 30, 2006, we sold our investment in real property and we currently have no investments in income producing real property.

	For the Nine Months Ended September 30, 2006	Investment in Real Estate Loans	Investment in Real Estate

Revenues
Interest income from investments in real estate loans	$1,688,000	$1,688,000	$--
Interest income from secured borrowings	15,000	15,000	--
Rental income-related party	777,000	--	777,000
Other	85,000	85,000	--

Total revenues	2,565,000	1,788,000	777,000

Operating expenses
Management fees - related party	36,000	25,000	11,000
Provision for loan losses	--	--	--
Professional fees	156,000	110,000	46,000
Professional fees-related party	14,000	10,000	4,000
Other	11,000	8,000	3,000

Total operating expenses	217,000	153,000	64,000

EBITDA*	2,348,000	1,635,000	713,000

Less:
Depreciation and Amortization	166,000	--	166,000
Interest expense related to secured borrowings	14,000	14,000	--
Interest expense related to investment in real estate	205,000	--	205,000

NET INCOME	$1,963,000	$1,621,000	$342,000

The investment in real estate was sold in December 2006 for approximately $14,500,000 resulting in net income to the Company of approximately $3,600,000.

Vote Required

The affirmative vote of the holders of a majority of our outstanding units is required to approve the Third Amended and Restated Operating Agreement to change the purpose of the Company by limiting the Company’s purpose to investing in “Mortgage Assets”. “Mortgage Assets” are defined as Mortgage Loan(s), an interest in the Mortgage Loans, or foreclosure properties that are held by the Company, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties.

Company Ownership

The following table sets forth information about Members owning 5% or more of the Company and units in the Company owned directly or indirectly by affiliates of the Manager as of September 30, 2006:

Unit Holder	Number of Units

Dr. Bernard Greenblatt, Trustee	144,912.381

Michael Shustek*	147,181.205

Peggy Shustek	7,296.879

* Includes shares owned through inVestin Nevada, Inc., as custodian for a trust, Shustek Investments, Inc., and Vestin Mortgage, Inc.

Recommendation of the Manager

Our Manager recommends that the members vote FOR the adoption of the Third Amended and Restated Operating Agreement.

MEMBER PROPOSALS

The Meeting is a special meeting of the members of the Company. The Company is not required to, nor does it intend to, hold regular meetings of its members, unless required to do so by applicable law or otherwise necessary. If an annual or special meeting is called in the future, any member who wishes to submit a proposal for consideration at the meeting must deliver notice of the proposal to our Manager a reasonable time before the Manager begins to print and mail its proxy materials.

OTHER MATTERS

Our Manager knows of no other business that will be presented at the 2007 Special Meeting. If any other business is properly brought before the 2007 Special Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Manager. If no recommendation is made, by the Manager the proxy holder will vote your units in its own discretion. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

It is important that the proxies be returned promptly and that your units to be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope in accordance with the instructions accompanying the proxy card.

ADDITIONAL INFORMATION

We are a reporting company and file annual, quarterly, and current reports, proxy statements and other information with the Securities and Exchange Commission, and have filed, among other reports, an Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports for the quarters ending March 31, 2006, June 30, 2006 and September 30, 2006 on Form 10Q. You may read and copy these reports, proxy statements and other information at the SEC’s public reference room located at 100 F. Street, N.E., Washington, D.C., 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available, free of charge, at the SEC’s website. In addition, you may obtain, free of charge, a copy of the Form 10-K or any of the Form 10Q’s by writing John W. Alderfer, Secretary, Vestin Mortgage, Inc., 8379 W. Sunset Road, Las Vegas, Nevada 89113.

By Order of Manager,

Vestin Mortgage, Inc.
	By:	Michael V. Shustek
Chairman of the Board of Directors,
Chief Executive Officer and President

Dated: _______ __, 2007
Las Vegas, Nevada

VESTIN FUND III, LLC
PROXY

Special Meeting of Members, ________ __, 2007

This Proxy is Solicited on Behalf of the Manager of
VESTIN FUND III, LLC

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Members to be held ________ __, 2007 and the Proxy statement and appoints Michael V. Shustek and John W. Alderfer, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all units of Vestin Fund III, LLC (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Members of the Company to be held at ____________, Las Vegas, Nevada _____ on ________ __, 2007 at _:__ p.m. Pacific Time (the “Special Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The units represented by this proxy shall be voted in the manner set forth on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE MANAGER RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

1. To approve the Third Amended and Restated Operating Agreement, which would change the purpose of the Company by limiting the Company’s investment objectives to investing in and purchasing first, second, wraparound, participating and construction mortgage investments, and doing all things reasonably related thereto, including developing, managing and either holding for investment or disposing of Real property acquired through foreclosure, either directly or through general partnerships or other joint ventures and by eliminating the Company’s ability to acquire and own for investment purposes, either alone or in association with others, a diversified portfolio of income-producing Real Property.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN * An abstention is the equivalent of a vote against the proposal.

2. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned unitholder. If no direction is provided, this Proxy will be voted as recommended by the manager, Vestin Mortgage, Inc.

Receipt is hereby acknowledged of the Vestin Fund III, LLC Notice of meeting and proxy statement. Please read the enclosed proxy statement, then vote and return the card in the envelope provided at your earliest convenience.

⁪ MARK HERE FOR ADDRESS CHANGE
Important: Please sign exactly as your name or names appear on this proxy. Where units are held jointly, both holders should sign. When signing as executor, attorney administrator, trustee or guardian, please give full title as such. If the holder is a corporation, execute in full corporate name by authorized officer. If holder is a partnership, please sign in partnership name by authorized person.

Dated: _________ __, 2007

Signature	Signature

ANNEX A

THIRD AMENDED AND RESTATED
OPERATING AGREEMENT
OF
VESTIN FUND III, LLC
A NEVADA LIMITED LIABILITY COMPANY

THIS OPERATING AGREEMENT (this “Agreement”) was originally made and entered into as of the 2nd day of May, 2003, was amended and restated as of January 17, 2005, and has been amended and restated once again as of January __, 2007 by and among Vestin Mortgage, Inc., a Nevada corporation (the “Manager” and, in its capacity as a member of the Company, the “Initial Member” and collectively with all Persons who may become members of the Company from time to time in accordance herewith, the “Members”), and VESTIN FUND III, LLC, a Nevada limited liability company (the “Company”).

WITNESSETH

WHEREAS, the Initial Member and the Company desire to enter into an Operating Agreement to govern the Company’s operations;

NOW, WHEREFORE, in consideration for the mutual agreements, covenants and premises set forth herein, the Operating Agreement is hereby adopted:

ARTICLE 1

ORGANIZATION OF THE LIMITED LIABILITY COMPANY

1.1 Formation. The Initial Member caused the formation of the Company on April 16, 2003 under the provisions of Title 7, Chapter 86, of the Nevada Statutes.

1.2 Name. The name of the Company is VESTIN FUND III, LLC.

1.3 Place of Business. The principal place of business of the Company is and will be located at 8379 West Sunset Road, Las Vegas, Nevada 89113, until the Manager changes it after giving the Members notice. In addition, the Company may maintain such other offices and places of business in the United States, as the Manager may deem advisable. The Manager will file all necessary or desirable documents to permit the Company to conduct its business lawfully in any state or territory of the United States.

1.4 Purpose. The primary purpose of this Company is to invest in “Mortgage Assets”, which are defined as Mortgage Loan (s), an interest in the Mortgage Loans, or foreclosure properties that are held by the Company, directly or through a subsidiary. “Mortgage Loans” are defined as investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties and do all things reasonably related thereto, including developing, managing and either holding for investment or disposing of Real Property acquired through foreclosure, either directly or through general partnerships or other joint ventures, all as further provided for in this Agreement.

1.5 Articles of Organization. The Company’s Articles of Organization, as amended, and Certificate of Acceptance of Appointment of Resident Agent have been duly executed, acknowledged and filed with the Office of the Secretary of State of the State of Nevada under the provisions of the Nevada Statutes. The Initial Member hereby approves, ratifies and confirms all of these actions. The Manager is authorized to execute and cause to be filed additional Certificates of Amendment of the Articles of Organization whenever required by the Nevada Statutes or this Agreement.

1.6 Term of Existence. The Company’s existence began on April 16, 2003 and, notwithstanding anything to the contrary in the Articles of Organization, will continue until December 31, 2023, unless earlier terminated under the provisions of this Agreement or by operation of law. A Majority may extend the Company’s term, provided that the Company remains in compliance with the NASAA Guidelines.

1.7 Power of Attorney. Each of the Members irrevocably constitutes and appoints the Manager as his true and lawful attorney-in-fact, with full power and authority for him, and in his name, place and stead, to execute, acknowledge, publish and file:

1.7.1 This Agreement, the Articles of Organization, as well as any and all amendments thereto required under the laws of the State of Nevada or of any other state, or which the Manager deems advisable to prepare, execute and file;

1.7.2 Any certificates, instruments and documents, including, without limitation, Fictitious Business Name Statements, as may be required to be filed by the Company by any governmental agency or by the laws of any state or other jurisdiction in which the Company is doing or intends to do business, or which the Manager deems advisable to file; and

1.7.3 Any documents which may be required to effect the continuation of the Company, the admission of an additional or substituted Member, or the dissolution and termination of the Company, provided that the continuation, admission, substitution or dissolution or termination, as applicable, is in accordance with the terms of this Agreement.

1.8 Nature of Power of Attorney. The grant of authority in Section 1.7:

1.8.1 A Special Power of Attorney coupled with an interest, is irrevocable, survives the death of the Member and shall not be affected by the subsequent incapacity of the Member;

1.8.2 May be exercised by the Manager for each Member by a facsimile signature of or on behalf of the Manager or by listing all of the Members and by executing any instrument with a single signature of or on behalf of the Manager, acting as attorney-in-fact for all of them; and

1.8.3 Shall survive the delivery of an assignment by a Member of the whole or any portion of his Interest; except that where the assignee thereof has been approved by the Manager for admission to the Company as a substituted Member, the Special Power of Attorney shall survive the delivery of the assignment for the sole purpose of enabling the person to execute, acknowledge, and file any instrument necessary to effect the substitution.

1.9 Period of Offering and Expenditure of Proceeds. Subject to compliance with applicable federal and state securities laws and regulations, the Company may extend its offering of units to Members for up to two years from the date of original effectiveness provided that the Company has satisfied the greater of (i) a minimum capitalization of cash gross proceeds from the Offering of not less than $1 million to be available for investments in Mortgage Assets, or (ii) the imposed requirements set by the Company is sold within one year of commencement of the Offering.

While the proceeds of the Offering are awaiting investment in “Mortgage Assets”, the Company may temporarily invest them in short-term highly liquid investments where there is appropriate safety of principal, such as U.S. Treasury Bonds or Bills. Any proceeds of the Offering not invested within the later of two years after the commencement of the Offering, or one year after the termination of the Offering (except for necessary operating capital), shall be distributed pro rata to the Members as a return on capital so long as the adjusted investments in Mortgage Assets is in compliance with applicable NASAA guidelines.

ARTICLE 2

DEFINITIONS

Unless stated otherwise, the terms set forth in this Article 2 shall, for all purposes of this Agreement, have the following meanings:

2.1 Acquisition and Investment Evaluation Expenses means expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, title insurance funded by the Company, and miscellaneous expenses related to the evaluation, selection and acquisition of Mortgage Assets, whether or not acquired.

2.2 Acquisition and Investment Evaluation Fees means the total of all fees and commissions paid by any Person when investing in Mortgage Assets. Included in the computation of these fees or commissions shall be any selection fee, development fee, construction fee, mortgage placement fee, nonrecurring management fee, and any evaluation fee, loan fee, or points paid by borrowers to the Manager, or any fee of a similar nature, however designated.

2.3 Administrator means the agency or official administering the securities law of a state in which units are registered or qualified for offer and sale.

2.4 Affiliate means, (a) any person directly or indirectly controlling, controlled by or under common control with the Person, (b) any other Person owning or controlling ten percent (10%) or more of the outstanding voting securities of the Person, (c) any officer, director or Member of the Person, or (d) if the other Person is an officer, director or Manager, any company for which the Person acts in any similar capacity.

2.5 Agreement means this Operating Agreement, as amended from time to time.

2.6 Capital Account means, for any Member, the Capital Account maintained for the Member in accordance with the following provisions:

2.6.1 The Manager shall credit to each Member’s Capital Account the Member’s Capital Contribution, the Member’s distributive share of Profits, any items in the nature of income or gain (from unexpected adjustments, allocations or distributions) that are specially allocated to a Member, and the amount of any Company liabilities that are assumed by the Member or that are secured by any Company property distributed to the Member.

2.6.2 The Manager shall debit from each Member’s Capital Account the amount of cash and the fair market value of any Company property distributed to the Member under any provision of this Agreement, the Member’s distributive share of Losses, and any items in the nature of expenses or losses that are specially allocated to a Member and the amount of any liabilities of the Member that are assumed by the Company or that are secured by any property contributed by the Member to the Company.

If the Gross Asset Value of a Company asset is adjusted in accordance with Section 2.20, the Manager shall concurrently adjust the Capital Accounts of all Members in order to reflect the adjustment to the Capital Accounts of the Members that would have occurred if the Company had recognized Profits (in the case of an adjustment that results in an increase in the Gross Asset Value of such asset) or Losses (in the case of an adjustment that results in a reduction in the Gross Asset Value of such asset) equal to the amount of such adjustment and such Profits or Losses were allocated under Article 7.

If any interest in the Company is transferred in accordance with Section 10.2 of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with the Regulation. If the Manager determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with the then existing Treasury Regulation, the Manager may make the modification, provided that it is not likely to have a material effect on the amounts distributable to any Member under Articles 7 and 12 of this Agreement upon the dissolution of the Company. The Manager shall adjust the amounts debited or credited to Capital Accounts for (a) any property contributed to the Company or distributed to the Manager, and (b) any liabilities that are secured by the contributed or distributed property or that are assumed by the Company or the Manager, if the Manager determines the adjustments are necessary or appropriate under Treasury Regulation Section 1.704-1(b)(2)(iv). The Manager shall make any appropriate modification if unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704-1(b) as provided for in Sections 7.7 and 15.4.

2.7 Capital Contribution means the total investment and contribution to the capital of the Company made by a Member (i) in cash, (ii) by advancing expenses to non-affiliated third parties on behalf of the Company and with the Company’s authorization or (iii) by way of automatic reinvestment of Company distributions (or deemed distributions) of capital and/or net income. “Initial Capital Contribution” means the amount paid in cash by each Member with his original subscription for an acquisition of units of the Company under the prospectus plus, in the case of the Manager, the amount advanced to non-affiliated third parties on behalf of the Company in connection with the Offering.

2.8 Capital Transaction means (i) the repayment of principal or prepayment of a Mortgage Asset, including deemed repayments of Mortgage Assets or other dispositions thereof, to the extent classified as a return of capital under the Code, (ii) the foreclosure, sale, exchange, condemnation, eminent domain taking or other disposition under the Code of a Mortgage Asset, or (iii) the payment of insurance or a guarantee for a Mortgage Asset.

2.9 Capital Transaction Proceeds means the net cash proceeds (or deemed net proceeds) from any Capital Transaction.

2.10 Cash Flow means cash funds provided from operations (other than repayments of real estate loan principal) including without limitation, interest, points, lease payments, leasing fees, revenue participations, interest or dividends from interim investments paid to the Company after deducting cash funds used to pay general Company operating and administrative expenses and debt payments, but without deduction for depreciation.

2.11 Code means the Internal Revenue Code of 1986, as amended from time to time, and corresponding provisions of subsequent revenue laws.

2.12 Company means VESTIN FUND III, LLC, the Nevada limited liability company to which this Agreement pertains.

2.13 Competitive Real Estate Commission means the real estate or brokerage commission paid for the sale of property acquired through foreclosure, which is reasonable, customary and competitive in light of the size, type and location of the property.
2.14 Deed(s) of Trust means the lien(s) created on the Real Property of borrowers securing their respective obligations to the Company to repay Mortgage Assets, whether in the form of a deed of trust, mortgage or otherwise.

2.15 Financing means all indebtedness incurred by the Company, the principal amount of which is scheduled to be paid over a period of not less than 48 months, where not more than 50% of the principal amount of which is scheduled to be paid during the first 24 months.

2.16 Fiscal Year means, subject to the provisions of Section 706 of the Code and Section 9.6.1, (i) the period commencing on the date of formation of the Company and ending on December 31, 2003 (ii) any subsequent 12 month period on January 1 and ending on December 31 and (iii) the period commencing January 1 and ending on the date on which all Company assets are distributed to the Members under Article 12.

2.17 Front-End Fees means any fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition and Investment Evaluation Expenses, Acquisition Fees, Acquisition Expenses and Acquisition and Investment Evaluation Fees, interest on deferred fees and expenses, and any other similar fees, however designated by the Company.

2.18 Gross Asset Value means, for any Company asset, the following:

2.18.1 The initial Gross Asset Value of any Company asset at the time that it is contributed by a Member to the capital of the Company shall be an amount equal to the fair market value of the Company asset (without regard to the provisions of Code Section 7701(g)), as determined by the contributing Member and the Manager;

2.18.2 The Gross Asset Values of all Company assets shall be adjusted, as determined by the distributed Member and the Manager, to equal their respective fair market values upon the distribution to a Member by the Company of more than a de minimis amount of Company assets (other than money), unless all Members simultaneously receive distributions of undivided interests in the distributed Company assets in proportion to their respective Capital Accounts;

2.18.3 The Gross Asset Values of all Company assets shall be adjusted to equal their respective fair market values (as determined by the Manager, in its reasonable discretion) upon the termination of the Company for Federal income tax purposes under Code Section 708(b)(1)(B); and

2.18.4 The Gross Asset Value of a Company asset shall be adjusted in the case of a Writedown or Writeup of the Company asset in accordance with Sections 2.45, 2.46 and 7.8.

2.19 Independent Expert means a Person with no material current or prior business or personal relationship with the Manager, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is qualified to perform the services.

2.20 Interest means the Capital Accounts of Members, which are divided into “units.”

2.21 Investment in Mortgage Loans means the amount of Capital Contributions used to make or invest in Mortgage Assets or the amount actually paid or allocated to the purchase of Mortgage Assets, working capital reserves allocable thereto (except that working capital reserves in excess of 3.0% shall not be included), and other cash payments such as interest and taxes but excluding Front-End Fees.

2.22 Majority means any group of Members who together hold a majority of the total outstanding Interests of the Company as of a particular date (or if no date is specified, the first day of the then current calendar month).

2.23 Manager means Vestin Mortgage, Inc., a Nevada corporation, in that capacity, or any Person replacing Vestin Mortgage under this Agreement. For greater certainty, Vestin Mortgage, in its capacity as the Initial Member, is a distinct entity from the Manager for purposes of this Agreement unless the context should indicate to the contrary.
2.24 Member means an owner of units in the Company, unless the instruments through which the units were transferred to the owner did not also convey the transferor’s status as a Member.

2.25 Mortgage Asset(s) means Mortgage Loan(s), an interest in the Mortgage Loans, or properties that are acquired or held by the Company through foreclosure, directly or through a subsidiary, or through general partnerships or other joint ventures.

2.26 Mortgage Loans means investments of the Company that are notes, debentures, bonds and other evidences of indebtedness or obligations that are negotiable or non-negotiable, alone or in participation with other lenders, and secured or collateralized by Deeds of Trust on Real Property, an interest in a lease of Real Property, or a promissory note secured by a Deed of Trust on Real Property. Mortgage Loans include, but are not limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans and land loans originated by an affiliate of the Manager or unrelated third parties.

2.27 NASAA Guidelines means the Mortgage Program Guidelines of the North American Securities Administrators Association, Inc. adopted on September 10, 1996, as amended from time to time unless indicated to the contrary by the context.

2.28 Net Income Available for Distribution means Cash Flow less amount set aside for creation or restoration of working capital reserves during the month; provided that:

2.28.1 Operating expenses shall not include any general overhead expenses of the Manager; and

2.28.2 Net Income Available for Distribution shall not exceed the amount of cash on hand.

2.29 Net Worth means the excess of total assets over total liabilities as determined by accounting principles generally accepted in the United States consistently applied, except that if any of the assets have been depreciated, then the amount of the depreciation relative to any particular asset may be added to the depreciated cost of the asset to compute total assets, provided that the amount of depreciation may be added only to the extent that the amount resulting after adding the depreciation does not exceed the fair market value of the asset.

2.30 Nevada Statutes means Nevada Revised Statutes, as amended from time to time, unless indicated to the contrary by the context.

2.31 Offering means the offer and sale of units of the Company made under the Prospectus.

2.32 Organization and Offering Expenses means those expenses incurred in connection with the Offering of units in the Company pursuant to this Prospectus and paid or owed to a nonrelated third party. Such Organization and Offering Expenses include fees paid to attorneys, accountants, and any other charges incurred in connection with the Offering pursuant to the Company’s Prospectus.

2.33 Person means any natural person, partnership, corporation, unincorporated association or other legal entity.

2.34 Profits and Losses mean, for each Fiscal Year or any other period, an amount equal to the Company’s taxable income or loss for the Fiscal Year or other given period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately under Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

2.34.1 Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses under this Section 2.36 shall be added to the taxable income or loss;

2.34.2 Any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures under Treasury Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses under this Section 2.36, shall be subtracted from the taxable income or loss.

If any Company asset has a Gross Asset Value, which differs from its adjusted cost basis, gain or loss resulting from the disposition of the Company asset shall be computed using the Gross Asset Value (rather than adjusted cost basis) of the Company asset.

Notwithstanding any other provision of this Section, any items in the nature of income, gain, expenses or losses, which are specially allocated under Section 7.5.1, 7.5.2 and 7.6, shall not be taken into account in computing Profits or Losses.

2.35 Program means a limited or general partnership, limited liability company, limited liability partnership, trust, joint venture, unincorporated association or similar organization other than a corporation formed and operated for the primary purpose of investment in and the operation of or gain from an interest in real property including such entities formed to make or invest in real estate loans.

2.36 Prospectus means the prospectus that forms a part of the Registration Statement on Form S-11 to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission and any supplement or amended prospectus or new prospectus that forms a part of a supplement to the Registration Statement filed by the Company, unless the context should indicate to the contrary.

2.37 Property Management Fee means a fee paid to the Manager or other Persons for management and administration of one or more Real Properties acquired and held by the Company through foreclosure.

2.38 Purchase Price means the price paid upon or in connection with the purchase of a mortgage loan, but excludes points and prepaid interest.

2.39 Real Property means and includes (a) land and any buildings, structures, and improvements, and (b) all fixtures, whether in the form of equipment or other personal property, that is located on or used as part of land. Real Property does not include Deeds of Trust, real estate loans or interests therein.

2.40 Regulations means, except where the context indicates otherwise, the permanent, temporary, proposed, or proposed and temporary regulations of the U.S. Department of the Treasury under the Code, as the regulations may be lawfully changed from time to time.

2.41 Reinvested Distributions means units purchased under the Company’s Plan (as defined in Article 8 of this Agreement).

2.42 Roll-Up means a transaction involving the acquisition, merger, conversion, or consolidation, either directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. “Roll-Up” does not include a transaction involving (i) securities of the Company, if any, listed on a national securities exchange or quoted on the Nasdaq National Market for 12 months or (ii) conversion to corporate, trust, limited liability company, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following: (a) Members’ voting rights; (b) the term of existence of the Company; (c) Manager compensation; (d) the Company’s investment objectives.

2.43 Roll-Up Entity means a company, real estate investment trust, corporation, limited liability company, limited or general partnership or other entity that would be created or would survive after the successful completion of a proposed Roll-Up.

2.44 Sponsor means any Person (a) directly or indirectly instrumental in organizing, wholly or in part, a Program, or a Person who will manage or participate in the management of a Program, and any Affiliate of any Person, but does not include a Person whose only relation with a Program is that of an independent property manager or other provider of services (such as attorneys, accountants or underwriters), whose only compensation is received in that capacity, or (b) is a “Sponsor” as otherwise defined in the NASAA Guidelines. Vestin Group, Inc., the Manager’s parent company, is the initial Sponsor of the Company.

2.45 Subscription Agreement means the document that is an exhibit to and part of the prospectus that every Person who buys units of the Company must execute and deliver with full payment for the units and which, among other provisions, contains the written consent of each Member to the adoption of this Agreement.

2.46 Units mean the units of equity in the Company evidencing the Company’s Interests that are (a) issued to Members upon their admission to the Company under the Subscription Agreement and the prospectus or (b) transferred to those who become substituted Members under Section 10.2 hereof. The Manager may purchase units on the same basis as other Members. Units purchased at different times do not necessarily represent the same underlying amount of Interests.

2.47 Writedown or Writeup means a determination by the Manager for a particular Mortgage Asset investment, or other Company investment (which determination has been made in conformity with accounting principles generally accepted in the United States) that the fair market value of the investment at the time the determination is made is less than or more than the amount actually paid or allocated to the purchase of the investment, which determination shall be made by the Company within thirty-one (31) days of the end of each third quarter and any Writedown or Writeup shall be effective on the last day of the third quarter during the term of this Agreement.

2.48 Writedown Amount means, for any Mortgage Asset investment or other Company investment, the amount by which, at the time that a Writedown is determined for the Investment, the amount actually paid or allocated to the purchase of the investment exceeds its fair market value.

ARTICLE 3

THE MANAGER

3.1 Control in Manager. Subject to the provisions of Section 3.2 and except as otherwise expressly stated elsewhere in this Agreement, the Manager has exclusive control over the business of the Company (with all acts and decisions being in its sole discretion except as specifically set forth in this Agreement), including the power to assign duties, to determine how to invest the Company’s assets, to sign bills of sale, title documents, leases, notes, security agreements, Mortgage Assets and contracts, and to assume direction of the business operations.

As Manager of the Company and its business, the Manager has all duties generally associated with that position, including dealing with Members, being responsible for all accounting, tax and legal matters, performing internal reviews of the Company’s investments and mortgage loans, determining how and when to invest the Company’s capital, and determining the course of action to take for Company mortgage loans that are in default. The Manager also has all of these powers for ancillary matters. Without limiting the generality of the foregoing, the powers include the right (except as specifically set forth in this Agreement, including under Section 3.2):

3.1.1 To evaluate potential Company investments and to expend the capital of the Company in furtherance of the Company’s business;

3.1.2 To acquire, hold, lease, sell, trade, exchange, or otherwise dispose of all or any portion of Company property or any interest therein at a price and upon the terms and conditions as the Manager may deem proper;

3.1.3 To cause the Company to become a joint venturer, general or limited partner or member of an entity formed to own, develop, operate and dispose of properties owned or co-owned by the Company acquired through foreclosure of a Mortgage Loan or otherwise;

3.1.4 To manage, operate and develop Company property, or to employ and supervise a property manager who may, or may not, be an Affiliate of the Manager;

3.1.5 To borrow money from banks and other lending institutions for any Company purpose, and as security therefor, to encumber Company property;

3.1.6 To repay in whole or in part, refinance, increase, modify, or extend, any obligation, affecting Company property;

3.1.7 To employ from time to time, at the expense of the Company, persons, including the Manager or its Affiliates, required for the operation of the Company’s business, including employees, agents, independent contractors, brokers, accountants, attorneys, and others; to enter into agreements and contracts with persons on terms and for compensation that the Manager determines to be reasonable; and to give receipts, releases, and discharges for all of the foregoing and any matters incident thereto as the Manager may deem advisable or appropriate; provided, however, that any agreement or contract between the Company and the Manager or between the Company and an Affiliate of the Manager shall contain a provision that the agreement or contract may be terminated by the Company without penalty on sixty (60) days’ written notice and without advance notice if the Manager or Affiliate who is a party to the contract or agreement resigns or is removed under the terms of this Agreement;

3.1.8 To maintain, at the expense of the Company, adequate records and accounts of all operations and expenditures and furnish the Members with annual statements of account as of the end of each calendar year, together with all necessary tax-reporting information;

3.1.9 To purchase, at the expense of the Company, liability and other insurance to protect the property of the Company and its business;

3.1.10 To refinance, recast, modify, consolidate, extend or permit the assumption of any Mortgage Loan or other investment owned by the Company;

3.1.11 To pay all expenses incurred in the operation of the Company;

3.1.12 To file tax returns on behalf of the Company and to make any and all elections available under the Code; or

3.1.13 To modify, delete, add to or correct from time to time any provision of this Agreement as permitted under Section 15.4 hereof.

3.2 Limitations on Manager’s Authority. The Manager has no authority to:

3.2.1 Do any act in contravention of this Agreement;

3.2.2 Do any act which would make it impossible to carry on the ordinary business of the Company;

3.2.3 Confess a judgment against the Company;

3.2.4 Possess Company property or assign the rights of the Company in property for other than a Company purpose;

3.2.5 Admit a person as a Manager without the prior affirmative vote or consent of a Majority, or any higher vote as may be required by applicable law;

3.2.6 Voluntarily withdraw as Manager without the prior affirmative vote or consent of a Majority unless its withdrawal would neither affect the tax status of the Company nor materially adversely affect the Members (subject to any delay in effectiveness of the withdrawal as set forth elsewhere herein);

3.2.7 Sell all or substantially all of the assets of the Company in one or a series of related transactions that is not in the ordinary course of business, without the prior affirmative vote or consent of a Majority;

3.2.8 Amend this Agreement without the prior affirmative vote or consent of a Majority, except as permitted by Section 15.4 of this Agreement;

3.2.9 Dissolve or terminate the Company without the prior affirmative vote or consent of a Majority;

3.2.10 Cause the merger or other reorganization of the Company without the prior affirmative vote or consent of a Majority;

3.2.11 Grant to the Manager or any of its Affiliates an exclusive right to sell any Company assets;

3.2.12 Receive or permit the Manager or any Affiliate of the Manager to receive any insurance brokerage fee or write any insurance policy covering the Company or any Company property;

3.2.13 Receive from the Company rebates or give-ups or participate in any reciprocal business arrangement which would enable the Manager or any of its Affiliates to do so;

3.2.14 Commingle the Company’s funds with those of any other Person unless pursuant to a master fiduciary account or in connection with investments in or with other companies pursuant to Section 4.3;

3.2.15 Use or permit another Person to use the Company’s assets in any manner, except for the exclusive benefit of the Company;

3.2.16 Pay or award, directly or indirectly, any commissions or other compensation to any Person engaged by a potential investor for investment advice as an inducement to the advisor to advise the purchase of units; provided, however, that this clause shall not prohibit the payment of Sales Commissions;

3.2.17 Make loans to the Manager or an Affiliate of the Manager; or

3.2.18 Pay, directly or indirectly, a commission or fee (except as otherwise set forth in Article 14 hereof) to the Manager or any Affiliate of the Manager in connection with the reinvestment or distribution of the proceeds of a Capital Transaction.

3.3 Right to Purchase Receivables and Loans. As long as the requirements of Article 4 are met and the Company adheres to the investment policy described in the prospectus, the Manager, in its sole discretion, may at any time, but is not obligated to:

3.3.1 Purchase from the Company the interest receivable or principal on delinquent Mortgage Loans held by the Company;

3.3.2 Purchase from a senior lien holder the interest receivable or principal on real estate loans senior to Mortgage Loans held by the Company; and/or

3.3.3 Use its own monies to cover any other costs associated with Mortgage Loans held by the Company such as property taxes, insurance and legal expenses.

3.4 Extent of Manager’s Obligation and Fiduciary Duty. The Manager shall devote the portion of its time to the business of the Company as it determines, in good faith, to be reasonably necessary to conduct the Company’s business. The Manager shall not be bound to devote all of its business time to the affairs of the Company, and the Manager and its Affiliates may engage for their own account and for the account of others in any other business ventures and employments, including ventures and employments having a business similar or identical or competitive with the business of the Company. The Manager has fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Manager’s possession or control, and the Manager will not employ, or permit another to employ the Company’s funds or assets in any manner except for the exclusive benefit of the Company. The Manager will not allow the assets of the Company to be commingled with the assets of the Manager or any other Person. The Company shall not permit a Member to contract away the fiduciary duty owed to any Member by the Manager under common law. The Manager, for so long as it owns any units as a Member, hereby waives its right to vote its units and to have them considered as outstanding in any vote for removal of the Manager or for amendment of this Agreement (except as provided in Sections 3.1.13 and 15.4) or otherwise.

3.5 Liability and Indemnification of Manager. Any right to indemnification hereunder shall be subject to the following:

1.
The Company shall not indemnify the Manager for any liability or loss suffered by the Manager, nor shall the Manager be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

a.  The Manager has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company;

b.  The Manager was acting on behalf of or performing services for the Company;

c.  Such liability or loss was not the result of the negligence or misconduct by the Manager; and

d.  Such indemnification or agreement to hold harmless is recoverable only out of the assets of the Company and not from the Members.

2.
Notwithstanding anything to the contrary contained in subsection 1 above, the Manager (which shall include Affiliates only if such Affiliates are performing services on behalf of the Company) and any Person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from an alleged violation of federal or state securities laws unless the following conditions are met:

a.  There has been a successful adjudication on the merits of each count involving alleged securities law violation as to the particular indemnitee; or

b.  Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

c.  A court of competent jurisdiction has approved a settlement of the claims against a particular indemnitee and has determined that indemnification of the settlement and related costs should be made; and

d.  In the case of subparagraph c of this paragraph, the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws; provided that the court need only be advised of and consider the positions of the securities regulatory authorities of those states:

(1)  That are specifically set forth in the Company agreement; and

(2)  In which plaintiffs claim they were offered or sold Company interests.

3.
The Company may not incur the cost of that portion of liability insurance, which insures the Manager for any liability as to which the Manager is prohibited from being indemnified under this subsection.

The provision of advancement from Company funds to the Manager or its Affiliates for legal expenses and other costs incurred as a result of any legal action is permissible if the following conditions are satisfied:

a.  The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

b.  The legal action is initiated by a third party who is not a Member, or the legal action is initiated by a Member and a court of competent jurisdiction specifically approves such advancement; and

c.  The Manager or its Affiliates undertake to repay the advanced funds to the Company in cases in which such Person is not entitled to indemnification under paragraph 1 of this section 3.5.

3.6 Assignment by the Manager. The Manager’s Interest in the Company may be assigned at the discretion of the Manager, subject to Section 10.1.

3.7 Removal of Manager. The Manager may be removed upon the following conditions:

3.7.1 The Members may remove the Manager by written consent or vote of a Majority (excluding any Interest of the Manager being removed). This removal of the Manager, if there is no other Manager, shall not become effective for at least 120 days following the consent or vote of the Majority.

3.7.2 During the 120 day period described in Section 3.8.1, the Majority (excluding any Interest of the removed Manager) shall have the right to agree in writing to continue the business of the Company and, within six months following the termination date of the last remaining Manager, elect and admit a new Manager(s) who agree(s) to continue the existence of the Company.

3.7.3 Substitution of a new Manager, if any, shall be effective upon written acceptance of the duties and responsibilities of a Manager by the new Manager. Upon effective substitution of a new Manager, this Agreement shall remain in full force and effect, except for the change in the Manager, and business of the Company shall be, continued by the new Manager. The new Manager shall thereupon execute, acknowledge and file a certificate of amendment to the Articles of Organization of the Company in the manner required by Section 26.221 of the Nevada Law.

3.7.4 Failure of a Majority to designate and admit a new Manager within the time specified herein shall dissolve the Company, in accordance with the provisions of Article 12 of this Agreement.

3.8 Right to Rely on Manager. Any person dealing with the Company may rely (without duty of further inquiry) upon a certificate signed by the Manager as to:

3.8.1 The identity of the Manager or any Member;

3.8.2 The existence or nonexistence of any fact or facts which constitute a condition precedent to acts by the Manager or which are in any further manner germane to the affairs of the Company;

3.8.3 The persons who are authorized to execute and deliver any instrument or document of the Company; and

3.8.4 Any act or failure to act by the Company or any other matter whatsoever involving the Company or any Member.

3.9 Transfer of the Control of the Manager. A sale or transfer of a controlling interest in the Manager will not terminate the Company or be considered the withdrawal or resignation of the Manager. By majority vote, the Company may terminate the then Manager’s interest in the Company by paying an amount equal to the then-present fair market value of such Manager’s interest in the Company. In the event the Company and the Manager disagree as to the then-present fair market value, then the dispute shall be settled by arbitration in accordance with the then current rules of the American Arbitration Association.

3.10 Amendment to the Manager’s Duties. Any amendment to this Operating Agreement modifying the rights and/or duties of the Manager shall require the Manager’s consent.

3.11 Manager Qualifications. The Manager shall meet the requirements of the NASAA guidelines.

3.11.1 The Manager has the requisite experience as set forth by the NASAA guidelines, and has demonstrated the knowledge and experience to acquire and manage the real properties and real estate loans being acquired.

3.11.2 The financial condition of the Manager must be commensurate with any financial obligations assumed in the offering and in the operation of the Company. As a minimum, the Manager shall have an aggregate financial Net Worth, exclusive of home, automobile and home furnishing, of the greater of either $50,000 or an amount at least equal to 5% of the gross amount of all offerings sold within the prior 12 months plus 5% of the gross amount of the current offering, to an aggregate maximum Net Worth of the Manager of one million dollars. In determining Net Worth for this purpose, evaluation will be made of contingent liabilities and the use of promissory notes, to determine the appropriateness of their inclusion in computation of Net Worth.

ARTICLE 4

INVESTMENT AND OPERATING POLICIES

4.1 Commitment of Capital Contributions. The Manager shall take all reasonable steps to commit ninety-seven percent (97%) of the Capital Contributions allocated to investments in Mortgage Loans, provided that under no circumstances may such commitment decrease below the applicable percentage in the NASAA Guidelines. The Company may invest in or purchase Mortgage Loans of such duration and on such Real Property and with such additional security, as the Manager in its sole discretion shall determine, subject to Section 4.2. These Mortgage Loans may be senior to other real estate loans on the Real Property, or junior to other real estate loans on the Real Property, all in the sole discretion of the Manager.

4.2 Investment Policy. In making investments, the Manager shall follow the investment policy described in the prospectus and as limited by the proxy dated January __, 2007.

4.3 Investments In or With Other Companies.

4.3.1 The Company shall be permitted to invest in general partnerships or joint ventures (including entities in limited liability company and limited liability partnership form) with non-affiliates that own and operate one or more particular real estate loans if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of paragraph 4.3.2 acquires a controlling interest in such a general partnership or joint venture, but in no event shall duplicate fees be permitted. For purposes of this paragraph, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to:

(a)	Review all contracts entered into by the general partnership or joint venture that will have a material effect on its business, property or assets;

(b)
Cause a sale of the mortgage loan(s) or its interest therein or cause a sale or refinancing of property acquired through foreclosure, or its interest therein subject in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts, and/or a right of first refusal by the joint venture partner or consent of the joint venture partner;

(c)	Approve budgets and major capital expenditures, subject to a stated minimum amount;

(d)	Veto any sale of mortgage loans or property or refinancing of the property acquired through foreclosure, or, alternatively, to receive a specified preference on sale or proceeds; and

(e)
Exercise a right of first refusal on any desired sale by the joint venture partner of its interest in the mortgage loan(s) or property acquired through foreclosure except for transfer to an Affiliate of the joint venture partner.

4.3.2 The Company shall be permitted to invest in general partnership or joint ventures with other publicly registered Affiliates of the Company if all the following conditions are met:

(a)	The Company and the Affiliate have substantially identical investment objectives.

(b)	There are no duplicate fees.

(c)	The compensation to the managers is substantially identical in each entity.

(d)	Each company must have a right of first refusal to buy if the other company wishes to sell assets held in the joint venture.

(e)	The investment of each company is on substantially the same terms and conditions.

(f)
It is disclosed in the prospectus that there is a potential risk of impasse on joint venture decisions since no company controls and the potential risk that while a company may have the right to buy the asset from the partnership or joint venture, it may not have the resources to do so.

4.3.3 The Company shall be permitted to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Company only under the following conditions:

(a)
The investment is necessary to relieve the Manager from any commitment to purchase a mortgage loan(s) entered into in compliance with paragraph 4.4.1 prior to the closing of the offering period of the Company;

(b)	There are no duplicate fees;

(c)	The investment of each entity is on substantially the same terms and conditions;

(d)	The Company provides for a right of first refusal to buy if the Company wishes to sell a mortgage loan(s) held in the joint venture;

(e)	The prospectus discloses the potential risk of impasse on joint venture decisions.

4.3.4 Other than as specifically permitted in paragraphs 4.3.2 and 4.3.3 the Company shall not be permitted to invest in general partnerships or joint ventures with Affiliates.

4.3.5 The Company shall be permitted to invest in general partnership interests of limited partnerships only if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of Section 4.3.2 above, acquires a “controlling interest” as defined in Section 4.3.1 above, no duplicate fees are permitted, no additional compensation beyond that permitted in Article 14 of this Agreement, shall be paid to the Manager, and the Company agreement shall comply with this section.

4.3.6 A company that is an “upper-tier company” shall be permitted to invest in interests of other companies (the “lower-tier companies”) only if all of the following conditions are met.

(a)  If the manager of the lower-tier company is a manager of the upper-tier company, the company agreement of the upper-tier company shall:

(i)  Prohibit the company from investing in such lower-tier company unless the company agreement of the lower-tier company contains provisions complying with NASAA Guidelines and provisions acknowledging privity between the lower-tier company and the members, and

(ii)  Provide that compensation payable in the aggregate from both tiers shall not exceed the amounts permitted under Article 14.

(b)  If the manager of the lower-tier company is not a manager of the upper-tier company, the company agreement of the upper-tier company shall prohibit that company from investing in the lower-tier company unless the company agreement of the lower-tier company contains provisions complying with NASAA Guidelines; and shall provide that the compensation payable at both tiers shall not exceed the amounts permitted in Article 14.

(c)  Each lower-tier company shall have as its members only publicly registered upper-tier companies, provided, however, that special limited partners (or members holding comparable interests) not affiliated with the manager shall be permitted if the interest taken result in no diminution in the control exercisable by the other members.

(d)  No company may be structured with more than two tiers.

(e)  The company agreement of the upper-tier company must contain a prohibition against duplicate fees.

(f)  The company agreement of the upper-tier company must provide that the members in the upper-tier company can, upon the vote of the majority in interest and without the concurrence of the manager, direct the manager of the upper-tier company (acting on behalf of the upper-tier company) to take any action permitted to a member (e.g. the upper-tier company) in the lower-tier company.

(g)  The prospectus must fully and prominently disclose the two-tiered arrangement and any risks related thereto.

4.3.7 Notwithstanding the above-stated sections, if the manager of the lower-tier company is not a manager of the upper-tier company, an upper-tier company may invest in a lower-tier company that holds a particular mortgage to be qualified pursuant to the Internal Revenue Code of 1986, Section 42(g) as amended, if members in both tiers are provided all of the rights and obligations required by Section VII of the NASAA Guidelines and the company agreement of the upper-tier company agreement contains a prohibition against payment of duplicate fees.
4.4 Sales of Mortgage Loans to the Company. The Company shall not acquire a mortgage loan(s) in which the Manager has an interest except as set forth below:

4.4.1 The Manager may acquire a mortgage loan(s) in its own name and temporarily hold title thereto for the purpose of facilitating the acquisition of such mortgage loan(s), provided that such mortgage loan(s) is purchased by the Company for a price no greater than the cost of such mortgage loan(s) to the Manager, except compensation payable in accordance with Article 14 of this Agreement, and provided there is no other benefit arising out of such transaction to the Manager apart from compensation otherwise permitted by the NASAA Guidelines. Accordingly, all income generated and expenses associated with a mortgage loan(s) so acquired shall be treated as belonging to the Company. The Manager shall not sell a mortgage loan(s) to the Company pursuant to this section if the cost of the mortgage loan(s) exceeds the funds reasonably anticipated to be available to the Company to purchase the mortgage loan(s).

4.4.2 The purchase is made from a publicly registered affiliate pursuant to the rights of first refusal as set forth in the prospectus under “Acquisition and Investment Policies — Participation.” In such a case the Purchase Price should be no more than fair market value as determined by an independent appraisal.

4.5 Sales of Mortgage Loans to the Manager. The Company shall not sell a mortgage loan(s) to the Manager unless all of the following criteria are met:

4.5.1 The Company does not have sufficient offering proceeds available to retain the mortgage loan(s) (or contract rights related thereto);

4.5.2 The Manager will purchase all mortgage loans (or contract rights) that the Company does not have sufficient proceeds to retain, as set forth in the prospectus;

4.5.3 The Manager will pay the Company an amount in cash equal to the cost of the mortgage loan(s) (or contract rights) to the Company (including all cash payments and carrying costs related thereto);

4.5.4 The Manager assumes all of the Company’s obligations and liabilities incurred in connection with the holding of the mortgage loan(s) (or contract rights) by the Company;

4.5.5 The sale to the Manager occurs not later than 90 days following the termination date of the offering;

4.5.6 The Manager will use the methodology as set forth in the prospectus in determining which mortgage loan(s) it will purchase in the event that the Company’s offering proceeds are insufficient to retain all mortgage loans.

4.6 Dealing with Related Companies. The Company shall not acquire a mortgage loan(s) from, or sell a mortgage loan(s) to a company in which the Manager has an interest other than as permitted under the NASAA Guidelines.

4.7 Sales of Foreclosed Properties. The Company shall not sell a property acquired through foreclosure to the Manager or to a company in which the Manager has an interest.

4.8 Lending Practices.

4.8.1 No mortgage loans may be, made by the Company to the Manager of an Affiliate, except as provided in paragraph 2 of Section 4.8, as set forth below.

4.8.2 The Company may provide mortgage loans to lenders formed by or affiliated with the Manager in those circumstances in which such activities have been fully justified to the state regulatory body. These Affiliated transactions must at the minimum meet the following conditions:

(a)	The circumstances under which the mortgage loans will be made and the actual terms of the mortgage loans must be fully disclosed in the Prospectus; or

(b)
An independent and qualified adviser must issue a letter of opinion to the effect that any proposed mortgage loan to an Affiliate of the Company is fair and at least as favorable to the Company as a mortgage loan to an unaffiliated borrower in similar circumstances. In addition, the Manager will be required to obtain a letter of opinion from the independent adviser in connection with any disposition, renegotiation, or other subsequent transaction involving mortgage loans made to the Manager or Affiliate of the Manager. The independent adviser must be identified in the initial prospectus. The independent adviser’s compensation must be paid by the Manager and not be reimbursable by the Company;

(c)
Mortgage loans made to third parties, the proceeds of which are used to purchase or refinance a property or other asset in which the Manager of an Affiliate has an equity or security interest, must meet the requirements of subparagraph (a) and (b) as set forth above.

4.13 Real Property Appraisals

Every mortgage loan purchased or otherwise acquired by the Company will be supported by a current appraisal prepared by a competent, independent appraiser. The appraisal will be maintained in the Manager’s records for at least five years, and shall be made available for inspection and duplication by any Member.

In addition, the Company will not invest in or make any mortgage loans unless a mortgagee’s or owner’s title insurance policy or commitment as to the priority of a mortgage loan or the condition of title is obtained. Further, the Company will observe the following policies in connection with investing in or making mortgage loans:

(a)	The Company may not invest in or make mortgage loans on any one property which would exceed, in the aggregate, an amount equal to 20% of the aggregate Capital Contribution to be raised by the Company;

(b)
The Company may not invest in or make mortgage loans to or from any one borrower which would exceed, in the aggregate, an amount equal to 20% of the aggregate Capital Contributions to be raised by the Company;

(c)	The Company may not invest in or make mortgage loans on unimproved real property in an amount in excess of 25% of the aggregate Capital Contributions to be raised by the Company.

(d)
The Company shall not invest in real estate contracts of sale otherwise known as land sale contracts unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title;

(e)
The Company shall not make or invest in mortgage loans in any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by an independent appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this section, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company,” shall include all interest (excluding contingent participations in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan;

(f)
The Company is permitted to borrow money to the extent necessary to prevent defaults under existing mortgage loans and when the Company has acquired the property through foreclosure and has taken over the operation of property and there is need for additional capital to pay organizational and/or offering expenses.

4.14 Statement of Investment Objectives

The Manager intends to invest the Company’s assets in mortgage loans throughout the areas in which the Manager and its correspondents have experience, primarily Arizona, California, Hawaii, Nevada and Texas. Our Manager has also invested in mortgage loans in North Carolina, Oklahoma, Oregon, Washington and Wisconsin. Depending on the market and on the Company’s performance, the Manager plans to expand its investments throughout the United States.

The Company expects that its investments in mortgage loans will consist of, but not be limited to, construction mortgage loans, second mortgage loans, wrap-around all-inclusive loans, commercial property loans, bridge loans, acquisition and development loans, and land loans.

The Company will not invest in a second deed of trust unless (i) such mortgage loan involves the sale of real property acquired by the Company through foreclosure, or (ii) the Company also acts as the first mortgage lender on the loan.

ARTICLE 5

CAPITAL CONTRIBUTIONS; LOANS TO COMPANY

5.1 Capital Contribution by Manager. The Manager (in its capacity as the Initial Member) shall contribute to the capital of the Company such amount as it deems appropriate; provided that the Manager shall be deemed to have contributed to the capital of the Company an amount equal to expenses of the Company incurred in connection with the Offering up to 2% of the aggregate capital contributions to the Company, to the extent such expenses are paid by the Manager to non-affiliated parties.

5.2 Contributions of Other Members. Members other than the Manager shall acquire units in accordance with the terms of the Subscription Agreement or any future subscription materials approved by the Manager. The names, addresses, date of admissions and Capital Contributions of the Members shall be set forth in a schedule maintained by the Manager. The Manager shall update the schedule to reflect the then-current ownership of units (and Interests) without any further need to obtain the consent of any Member, and the schedule, as revised from time to time by the Manager, shall be presumed correct absent manifest error. Any member shall have a right to inspect such schedule upon written request to the Manager.

5.3 Interest. No interest shall be, paid on, or in respect of, any contribution to Company Capital by any Member, nor shall any Member have the right to demand or receive cash or other property in return for the Member’s Capital Contribution, subject to Article 11 hereof.

5.4 Loans from Members and Affiliates of Members. Any Member or Affiliate of a Member may, with the written consent of the Manager, lend or advance money to the Company. If the Manager or, with the written consent of the Manager, any Member shall make any loans to the Company or advance money on its behalf, the amount of any loan or advance shall not be treated as a contribution to the capital of the Company, but shall be a debt due from the Company. The amount of any loan or advance by a lending Member or an Affiliate of a Member shall be repayable out of the Company’s cash and shall bear interest at a rate of not in excess of the lesser of (i) the prime rate established, from time to time, by any major bank selected by the Manager for loans to the bank’s most creditworthy commercial borrowers, plus five percent (5%) per annum, or (ii) the maximum rate permitted by applicable law. The inability of the Company to obtain more favorable loan terms shall be a condition to obtaining such loans from a Member or affiliate of a Member. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company. This section shall be subject to the Company’s Investment Policy as it relates to transactions with the Manager or its Affiliates.

5.5 Loans from the Manager. On any loans made available to the Company by the Manager, the Manager may not receive any interest or similar charges or fees in excess of the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose, in the same locality of the property if the loan is made in connection with a particular property.

No prepayment charge or penalty shall be, required by the Manager on a loan to the Company secured by either a first or junior all inclusive trust deed, mortgage, or encumbrance on the property, except to the extent that such prepayment charge or penalty is attributable to the underlying encumbrance.

ARTICLE 6

VOTING AND OTHER RIGHTS OF MEMBERS

6.1 No Participation in Management. Except as expressly provided in this Agreement, no Member shall take part in the conduct or control of the Company’s business or have any right or authority to act for or bind the Company.

6.2 Rights and Powers of Members. In addition to the rights of the Members to remove and replace the Manager and as otherwise provided for in Section 3.2, the Members shall have the right to vote upon and take any of the following actions upon the approval of a Majority, without the concurrence of the Manager, and an affirmative vote of a Majority shall be required to allow or direct the Manager to:

6.2.1 Dissolve and windup the Company before the expiration of the term of the Company;

6.2.2 Amend this Agreement, subject to the rights to the Manager granted in Section 15.4 of this Agreement and subject also to the prior consent of the Manager if either the distributions due to the Manager or the duties of the Manager are affected;
6.2.3 Merge the Company or sell all or substantially all of the assets of the Company, otherwise than in the ordinary course of its business.

6.2.4 Change the nature of the Company’s business; and

6.2.5 Elect, to continue the business of the Company other than in the circumstances described in Section 3.8 of this Agreement.

6.3 Meetings

6.3.1 The Members may hold meetings of Members within or outside the State of Nevada at any place selected by the Person or Persons calling the meeting. If no other place is stated, meetings shall be held at the Company’s principal place of business as established in accordance with Section 1.3 of this Agreement. The Members may approve by written consent of a Majority any matter upon which the Members are entitled to vote at a duly convened meeting of the Members, which consents will have the same effect as a vote held at a duly convened meeting of the Members.

6.3.2 The Manager, or Members representing more than ten percent (10%) of the outstanding Interests for any matters on which the Members may vote, may call a meeting of the Company. If Members representing the requisite Interests present to the Manager a statement requesting a Company meeting, or the Manager calls the meeting, the Manager shall fix a date for a meeting and shall (within ten (10) days after receipt of a statement, if applicable) give personal or mailed notice or notice by any other means of written communication, addressed to each Member at the respective address of the Member appearing on the books of the Company or given to the Company for the purpose of notice, not less than fifteen (15) or more than sixty (60) days before the date of the meeting, to all Members of the date, place and time of the meeting and the purpose for which it has been called. Unless otherwise specified, all meetings of the Company shall be held at 2:00 p.m. local time at the principal office of the Company.
6.3.3 Members may vote in person or by proxy. A Majority, whether present in person or by proxy, shall constitute a quorum at any meeting of Members. Any question relating to the Company which may be considered and acted upon by the Members may be considered and acted upon by vote at a Company meeting, and any vote required to be in writing shall be deemed given if approved by a vote by written ballot.

6.4 Limited Liability of Members. Units are non-assessable. No Member shall be personally liable for any of the expenses, liabilities, or obligations of the Company or for any Losses beyond the amount of the Member’s Capital Contribution to the Company and the Member’s share of any undistributed net income and gains of the Company.

6.5 Access to Books and Records. The Members and their designated representatives shall have access to books and records of the Company during the Company’s normal business hours. An alphabetical list of the names, addresses and business telephone numbers, to the extent such are available, of all Members together with the number of units held by each of them will be maintained as a part of the books and records of the Company.

The Company shall make the list available on request to any Member or his representative for a stated purpose including, without limitation, matters relating to Members’ voting rights, tender offers, and the exercise of Members’ rights under federal proxy law. A copy of the Members list shall be mailed to any Member requesting it within ten business days of the request, although the Company may charge a reasonable amount for the copy work. The Member list shall be updated at least quarterly to reflect changes in the information contained therein.

If the Manager neglects or refuses to exhibit, produce or mail a copy of the Member list as requested, the Manager shall be liable to any Member requesting the list for the costs, including attorney fees, incurred by that Member for compelling the production of the list, and for actual damages suffered by the Member by reason of the refusal or neglect. However, the Company need not exhibit, produce or mail a copy of the Member list if the actual purpose and reason for the request therefor is to secure the list or other information for the purpose of selling the list or copies thereof, or of using it for a commercial purpose other than in the interest of the Person as a Member in the Company. The Manager may require the Person requesting the list to represent that the list is not requested for any commercial purpose. The remedies provided hereunder to Members requesting copies of the list are in addition to, and shall not in any way limit, other remedies available to Members under federal or Nevada law.

6.6 Representation of Company. Each of the Members hereby acknowledges and agrees that the attorneys representing the Company and the Manager and its Affiliates do not represent and shall not be deemed under the applicable codes of professional responsibility to have represented or be representing any or all of the Members in any respect at any time. Each of the Members further acknowledges and agrees that the attorneys shall have no obligation to furnish the Members with any information or documents obtained, received or created in connection with the representation of the Company, the Manager and its Affiliates.

ARTICLE 7

PROFITS AND LOSSES; CASH DISTRIBUTIONS

7.1 Allocation of Profits and Losses. The Manager shall credit all Company Profits to and charge all Company Losses against the Members in proportion to their respective Interests. The Manager shall allocate to the Members all Profits and Losses realized by the Company during any month as of the close of business on the last day of each month, in accordance with their respective Interests and in proportion to the number of days during the month that they owned the Interests (i.e., a weighted average Capital Account), without regard to Profits and Losses realized for time periods within the month.

7.2 Net Income Available For Distribution. The Company shall distribute Net Income Available for Distribution to Members according to the allocations provided for in Section 7.1, in cash to those Members who have on file with the Company their written election to receive cash distributions, as a pro rata share of the total Net Income Available for Distribution. However, at the Manager’s discretion, the Manager may make any necessary adjustments and reinvest gains realized on the sale of properties acquired through foreclosure. The Company shall make these distributions monthly, based upon estimated Net Income Available for Distribution for the preceding month, in proportion to the weighted average Capital Account of each Member during the preceding month.

7.3 Capital Transaction Proceeds. Capital Transaction Proceeds may also be distributed to Members in cash or retained by the Company for other uses as set forth herein. Capital Transaction Proceeds will be deemed to be distributed to the Members upon receipt by the Company thereof, regardless of whether any actual cash distributions of the Capital Transaction Proceeds occur. Immediately thereafter, there shall be a deemed recontribution by each Member to the extent of the deemed distribution of Capital Transaction Proceeds. The Company may use Capital Transaction Proceeds to make new mortgage loans, improve or maintain properties acquired by the Company through foreclosure or to pay operating expenses.

Distributions of Capital Transaction Proceeds shall be in accordance with the allocations provided for in Section 7.1 above.

7.4 Cash Distributions Upon Dissolution. Upon dissolution and winding up of the Company, the Company shall thereafter distribute Net Income Available for Distribution and Capital Transaction Proceeds available for distribution, if any, to the Members in accordance with the provisions of Section 12.3 of this Agreement.

7.5 Special Allocation Rules

7.5.1 For purposes of this Agreement, a loss or allocation (or item thereof) is attributable to non-recourse debt which is secured by Company property to the extent of the excess of the outstanding principal balance of the debt (excluding any portion of the principal balance which would not be treated as an amount realized under Section 1001 of the Code and Treasury Regulation Section 1.1001-2 if the debt were foreclosed upon) over the adjusted basis of the property. This excess is called “Minimum Gain” (whether taxable as capital gain or as ordinary income) as more explicitly set forth in Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d). Notwithstanding any other provision of Article 7, the allocation of loss or deduction (or item thereof) attributable to non-recourse debt which is secured by Company property will be allowed only to the extent that the allocation does not cause the sum of the deficit Capital Account balances of the Members receiving the allocations to exceed the Minimum Gain determined at the end of the Company’s taxable year to which the allocations relate. The balance of the losses shall be allocated to the Manager.

Any Member with a deficit Capital Account balance resulting in whole or in part from allocations of loss or deduction (or item thereof) attributable to non-recourse debt which is secured by Company property shall, to the extent possible, be allocated income or gain (or item thereof) in an amount not less than the Minimum Gain at a time no later than the time at which the Minimum Gain is reduced below the sum of the deficit Capital Account balances. This section is intended and shall be interpreted to comply with the requirements of Treasury Regulation Section 1.704-2(f).

7.5.2 If any Member receives any adjustments, allocations or distributions, not covered by Subsection 7.5.1, so as to result in a deficit Capital Account, items of Company income and gain shall be specially allocated to the Members in an amount and manner sufficient to eliminate the deficit balances in his Capital Account created by the adjustments, allocations or distributions as quickly as possible. This Section shall constitute a qualified income offset under Treasury Regulation Section 1.704-1(b)(2)(ii).

7.5.3 For, purposes of determining the Profits, Losses, Net Income Available for Distribution or any other items allocable to any period, these other items shall be determined on a daily, monthly, or other basis, as determined by the Manager using any permissible method under Section 706 of the Code and the Treasury Regulations thereunder.

7.5.4 Notwithstanding Sections 7.1 and 7.2 hereof, (i) Net Losses, if any, allocable to the period before the admission of any additional Members under Section 5.2 hereof shall be allocated ninety-nine percent (99.0%) to the Manager and one percent (1.0%) to the Initial Member, and Net Income during that same period, if any, shall be allocated to the Manager, and (ii) Profits or Losses allocable to the period commencing with the admission of any additional Members and all subsequent periods shall be allocated under Section 7.1.

7.5.5 Except as, otherwise provided in this Agreement, all items of Company income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Net Income or Net Losses, as the case may be, for the year.

7.6 Code Section 704(c) Allocations

7.6.1 Income, gains, losses and deductions, as determined for Federal income tax purposes, for any Company asset which has a Gross Asset Value that differs from its adjusted basis for Federal income tax purposes shall, solely for Federal income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of the Company asset to the Company for Federal income tax purposes and its initial Gross Asset Value in accordance with Code Section 704(c) and the Treasury Regulations thereunder. In furtherance of the foregoing, it is understood and agreed that any income, gain, loss, or deduction attributable to Code Section 704(c) property shall be allocated to the Members in accordance with the traditional method of making Code Section 704(c) allocations, in accordance with Treasury Regulation ss.1.704-3 (b).

7.6.2 If the Gross Asset Value of any Company asset is adjusted under Section 2.20, subsequent allocations of income, gain, losses and deductions, as determined for Federal income tax purposes, for the Company asset shall, solely for Federal income tax purposes, take account of any variation between the adjusted basis of the Company asset for Federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

7.6.3 Allocations under this Section 7.6 are solely for purposes of Federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account.

7.6.4 Except as otherwise set forth in this Agreement, any elections or other decisions relating to allocations under this Section 7.6 shall be made by the Manager, with the review and concurrence of the Company’s accountants, in a manner that reasonably reflects the purpose and intention of this Agreement.

7.7 Intent of Allocations. It is the intent of the Company that this Agreement comply with the safe harbor test set out in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d) and 1.704-2 and the requirements of those Sections, including the qualified income offset and minimum gain charge-back, which are hereby incorporated by reference. If, for whatever reasons, the Company is advised by counsel or its accountants that the allocation provisions of this Agreement are unlikely to be respected for federal income tax purposes, the Manager is granted the authority to amend the allocation provisions of this Agreement, to the minimum extent deemed necessary by counsel or its accountants to effect the plan of Allocations and Distributions provided in this Agreement. The Manager shall have the discretion to adopt and revise rules, conventions and procedures, as it believes appropriate for the admission of Members to reflect Members’ interests in the Company at the close of the years.

7.8 Annual Valuation of Assets. For each of the Company’s Mortgage Asset Investments, or other investments, the Manager shall review the investments by October 31 and determine if a Writedown or Writeup is required with respect thereto. Any Writedown or Writeup of an asset resulting from the valuation shall be effective as of September 30 of each year during the terms of this Agreement.

ARTICLE 8

DISTRIBUTION REINVESTMENT PLAN

8.1 Members’ Reinvested Distributions. A Member may elect to participate in the Company’s Distribution Reinvestment Plan (the “Plan”) at the time of his purchase of units, by electing to do so in the Subscription Agreement executed by the Member. The Member’s participation in the Plan commences after the Company has accepted the Member’s Subscription Agreement. Subsequently, a Member may revoke any previous election or make a new election to participate in the Plan by sending written notice to the Company. The notice shall be effective for the month in which the notice is received, if received at least ten (10) days before the end of the month. Otherwise the notice is effective the following month. The Company will not reinvest proceeds from a capital transaction unless the Company has sufficient funds to pay any state or federal income tax due to the disposition or refinancing of real estate loans.

8.2 Purchase of Additional Units. Under the Plan, participating Members use distributions to purchase additional units at a price per Unit determined in accordance with Section 7.8 above. The Manager will credit units purchased under the Plan to the Member’s Capital Account as of the first day of the month following the month in which the Reinvested Distribution is made. If a Member revokes a previous election to participate in the Plan, subsequent to the month in which the Company receives the revocation notice, the Company shall make distributions in cash to the Member instead of reinvesting the distributions in additional in units.

8.3 Statement of Account. Within 30 days after the Reinvested Distributions have been credited to Members participating in the Plan, the Manager will mail to participating Members a statement of account describing the Reinvested Distributions received, the number of incremental units purchased, the purchase price per Unit, and the total number of units held by the Member. Before the Members’ reinvestment of distributions in the Company, the Manager will also mail an updated prospectus or other updated disclosure document to each Member that fully describes the Plan, including the minimum investment amount, the type or source of proceeds, which may be reinvested and the tax consequences of the reinvestment to the Members.

8.4 Continued Suitability Requirements. Each Member who is a participant in the Plan must continue to meet the investor suitability standards described in the Subscription Agreement and prospectus (subject to minimum requirements of applicable securities laws) to continue to participate in reinvestments. It is the responsibility of each Member to notify the Manager promptly if he no longer meets the suitability standards set forth in the prospectus for a purchase of units in the offering. The Members acknowledge that the Company is relying on this notice in issuing the units, and each Member shall indemnify the Company if he fails to so notify the Company and the Company suffers any damages, losses or expenses, or any action or proceeding is brought against the Company due to the issuance of units to the Member.

8.5 Changes or Termination of the Plan. The terms and conditions of the Plan may be amended, supplemented, suspended or terminated for any reason by the Manager at any time by mailing notice thereof at least thirty (30) days before the effective date of the action to each participating Member at his last address of record.

ARTICLE 9

BOOKS AND RECORDS, REPORTS AND RETURNS

9.1 Books and Records. The Manager shall cause the Company to keep the following:

9.1.1 Complete, books and records of account in which shall be entered fully and accurately all transactions and other matters relating to the Company;

9.1.2 A current list setting forth the full name and last known business or residence address of the Manager and each Member which shall be listed in alphabetical order and stating his respective Capital Contribution to the Company and share in Profits and Losses;

9.1.3 A copy of the filed Articles of Organization, and all amendments thereto;

9.1.4 Copies of the Company’s federal, state and local income tax returns and reports, if any, for the six (6) most recent years;

9.1.5 Copies of this Agreement, including all amendments thereto; and

9.1.6 The financial statements of the Company for the three (3) most recent years.
All books and records shall be maintained at the Company’s principal place of business and shall be available for inspection and copying by, and at the sole expense of, any Member, or any Member’s duly authorized representatives, during the Company’s normal business hours.

9.2 Annual Statements

9.2.1 The Manager shall cause to be prepared at least annually, at the Company’s expense, audited financial statements prepared in accordance with accounting principles generally accepted in the United States and accompanied by a report thereon containing an opinion of an independent certified public accountant. The financial statements will include: an audited balance sheet, statements of income or loss, Members’ equity, and a statement of cash flows.

9.2.2 The Company’s accounts will itemize the costs of any verification performed by them and may be reimbursed to the Manager by the Company only to the extent that the reimbursement when added to the costs for administrative services rendered does not exceed the competitive rate for the services as determined under Article 9.2.1.

9.2.3 Notwithstanding the 120-day period specified in Section 9.2.3(b) below, the Manager shall cause to be prepared and distributed to the Members not later than 75 days after the close of each fiscal year of the Company all Company information necessary in the preparation of the Members’ federal income tax returns. Such information will include:

(a)
A statement as to any transactions with the Manager or its Affiliates, and of fees, commissions, compensation and other benefits paid or accrued to the Manager or its Affiliates from the Company for the fiscal year completed, showing the amount paid or accrued to each recipient and the respective services performed; and

(b)
A report identifying distributions from (i) Cash Flow during that year, (ii) Cash Flow for prior years that had been held as reserves, (iii) Net Proceeds, (iv) Lease payments on net leases with builders and sellers, and (v) Reserves from the gross proceeds of the Offering originally obtained from the Members. Copies of the aforementioned financial statements and reports shall be distributed to each Member within 120 days after the close of each taxable year of the Company.

9.2.4 The Manager shall cause to be prepared annually, at the Company’s expense, a report setting forth any annual adjustment of such Member’s Capital Account.

9.3 Special and Quarterly Reports

9.3.1 For each quarter in which the Company bought or invested in a Mortgage Loan, or it or a borrower incurred placement or evaluation fees, and for so long as the proceeds of the Offering are not fully committed and/or returned to investors, at the Company’s expense, the Manager shall cause to be prepared a special report (which may be included in the quarterly report described below) which shall contain a statement listing:

(a)	The amount of the Mortgage Loan(s) purchased or invested in;

(b)	The material terms of the loans;

(c)	The identity of the borrower;

(d)	The Real Property securing the Mortgage Loan and the appraised value of that Real Property;

Copies of the statements shall be distributed to each Member within 60 (sixty) days after the end of the quarterly period.

9.3.2 The Manager will supply to each Member the information required by Form 10-Q (if Form 10-Q is required to be filed with the Securities and Exchange Commission) within 45 days of the end of each quarterly period.

9.3.3 If the Company is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the Manager shall cause to be prepared, at Company expense, a quarterly report for each of the first three quarters in each fiscal year containing unaudited financial statements (consisting of a balance sheet, a statement of income or loss and a statement of cash flow) and a statement of other pertinent information regarding the Company and its activities during the period covered by the report. Copies of the statements and other pertinent information shall be distributed to each Member within 60 days after the close of each quarter. This report may be combined with the delivery of information described in the immediately preceding Section 9.3.2, subject to the 45-day period described therein.

9.4 Filings. The Manager, at Company expense, shall cause the income tax returns for the Company to be prepared and timely filed with the appropriate authorities. The Manager, at Company expense, shall also cause to be prepared and timely filed with and/or delivered to appropriate federal and state regulatory and administrative bodies and/or the Members applicable, all reports required to be filed with or delivered to those entities or Members under applicable law, including those described in the Company’s undertakings in any securities filing. The reports shall be prepared using the accounting or reporting basis required by the relevant regulatory bodies. The Company will provide a copy of the reports to each Member who requests one, without expense to the Member. The Manager, at Company expense, shall file, with the Administrators for the states in which this Company is registered, as required by these states, a copy of each report referred to under this Article 9.

9.5 Suitability Requirements. The Manager, at Company expense, shall maintain for a period of at least six years a record of the documentation indicating that a Member complies with the suitability standards set forth in the prospectus.

9.6 Fiscal Matters.

9.6.1Fiscal Year. The Company has previously adopted the Fiscal Year for tax and accounting purposes. Subject to the provisions of Section 706 of the Code and approval by the Internal Revenue Service and the applicable state taxing authorities, in the Manager’s sole discretion and without the approval of a Majority, from time to time the Manager may change the Company’s fiscal year to a period to be determined by the Manager.

9.6.2 Method of Accounting. The Company shall continue to use the accrual method of accounting for both income tax purposes and financial reporting purposes.

9.6.3 Adjustment of Tax Basis. Upon the transfer of an interest in the Company, the Company may, at the sole discretion of the Manager, elect under Code Section 754, to adjust the basis of the Company property as allowed by Sections 734(b) and 743(b) thereof.

9.6.4 Tax Matters Partner. The Manager shall act as the “Tax Matters Partner” (“TMP”) and shall have all the powers and duties assigned to the TMP under Sections 6221 through 6234 of the Code and the Treasury Regulations thereunder. The Members agree to perform all acts necessary under Section 6231 of the Code and Treasury Regulations thereunder to designate the Manager as the TMP.
ARTICLE 10

TRANSFER OF COMPANY INTERESTS

10.1 Interest of Manager. A successor or additional Manager may be admitted to the Company as follows:

10.1.1 With the consent of all Managers (should there be any manager other than the Manager) and a Majority, a manager may at any time designate one or more Persons to be a successor to it or to be an additional manager, in each case with the participation in the Manager’s Interest as they may agree upon, so long as the Company and the Members shall not be adversely affected thereby.

10.1.2 Upon any sale or transfer of a manager’s Interest, if there is an additional or successor manager of the Company, the successor manager shall succeed to all the powers, rights, duties and obligations of the assigning Manager hereunder, and the assigning Manager shall thereupon be irrevocably released and discharged from any further liabilities or obligations of or to the Company or the Members accruing after the date of the transfer. The sale, assignment or transfer of all or any portion of the outstanding stock of the Manager, or of any interest therein, or an assignment of the Manager’s Interests for security purposes only, shall not be deemed to be a sale or transfer of the Manager’s Interests subject to the provisions of this Section 10.1.

10.2 Transfer of Member’s Interest. To the extent any of the following restrictions is not necessary to the Company, in the discretion of the Manager reasonably exercised, the Manager may eliminate or modify any restriction. Subject to the immediately preceding sentence, no assignee of the whole or any portion of a Member’s Interest in the Company shall have the right to become a substituted Member in place of his assignor, unless the following conditions are first met:

10.2.1 No Member may transfer a fractional Unit, and no Member may transfer units where, as a result of the transfer, the Member would thereafter, own fewer than one hundred (100) units, except where the transfer occurs by operation of law;

10.2.2 The assignor shall designate its intention in a written instrument of assignment, which shall be in a form and substance reasonably satisfactory to the Manager;

10.2.3 The transferring Member shall first obtain written consent of the Manager to the substitution. The Manager shall not unreasonably withhold its consent, but the Manager will withhold its consent to the extent necessary to prohibit transfers that could cause us to be classified as a publicly traded partnership. The Manager will also withhold consent if it determines that the sale or transfer will otherwise jeopardize the continued ability of the Company to qualify as a “partnership” for federal income tax purposes or that the sale or transfer may violate any applicable securities laws (including any investment suitability standards);

10.2.4 The assignor and assignee named therein shall execute and acknowledge any other instruments as the Manager may deem necessary or desirable to effect the substitution, including, but not limited to, a power of attorney;

10.2.5 The assignee shall accept, adopt and approve in writing all of the terms and provisions of this Agreement as the same may have been amended;

10.2.6 The assignee shall pay or, at the election of the Manager, obligate himself to pay all reasonable expenses connected with the substitution, including but not limited to reasonable attorneys’ fees associated therewith; and

10.2.7 The Company has received, if required by the Manager, a legal opinion satisfactory to the Manager that the transfer will not violate the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws, which opinion shall be furnished at the Member’s expense.
Assignments complying with the above shall be, recognized by the Company not later than the last day of the calendar month in which the written notice of assignment is, received by the Company.

10.3 Further Restrictions on Transfers. Notwithstanding any provision to the contrary contained in this Agreement, the following restrictions shall also apply to any and all proposed sales, assignments and transfer of Interests, and any proposed sale, assignment or transfer in violation of same shall be void and of no effect:

10.3.1 No Member shall make any transfer or assignment of all or any part of his Interest if said transfer or assignment would, when considered with all other transfers during the same applicable twelve month period, cause a termination of the Company for federal or Nevada state income tax (if any) purposes;

10.3.2 Notice to California residents:

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

10.3.3 Appropriate legends (including the legend above) under applicable securities laws shall be affixed to certificates evidencing the units and issued or transferred to purchasers in other states.

10.3.4 No Member shall make any transfer or assignment of all or any of his Interest if the Manager determines that the transfer or assignment would result in the Company being classified as a “publicly traded partnership” with the meaning of Section 7704(b) of the Code or Regulations. To prevent that:

(a)	The Manager will not permit trading of units on an established securities market within the meaning of Section 7704(b);

(b)
The Manager will prohibit any transfer of units which would cause the sum of percentage interest in Company capital or profits represented by Interests that are sold or otherwise disposed of during any taxable year of the Company to exceed two percent (2%) of the total Interests in Company capital or profits; and

(c)	The Manager will not permit any withdrawal of units except in compliance with the provisions of this Agreement.

ARTICLE 11

DEATH, LEGAL INCOMPETENCY, OR WITHDRAWAL OF A MEMBER;
WITHDRAWAL OF MANAGER

11.1 Effect of Death or Legal Incompetency of a Member on the Company. The death or legal incompetency of a Member shall not cause a dissolution of the Company or entitle the Member or his estate to a return of his Capital Account.

11.2 Rights of Personal Representative. On the death or legal incompetency of a Member, his personal representative shall have all the rights of that Member for the purpose of settling his estate or managing his property, including the rights of assignment and withdrawal.

11.3 Withdrawal of Members Other than Manager. The Manager may, within its sole discretion, reasonably exercised, modify, eliminate or waive any limitation on the withdrawal rights of a Member as set forth below, on a case by case basis or by class so long as the modifying, waiving, or elimination of the limitation does not: (a) adversely effect rights of the other Members as a whole; or (b) result in the Company being classified as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code of Regulations. To withdraw, or partially withdraw from the Company, a Member must give written notice thereof to the Manager and may thereafter obtain the return, in cash, of his Capital Account, or a portion thereof. The effective date of any request to withdraw from the Company (the “Withdrawal Effective Date”) shall be the last day of the fiscal quarter ending not less than 61 days after the Manager receives the withdrawal notice. The withdrawing Member’s Capital Account shall be valued as of the Withdrawal Effective Date and the Company shall pay the withdrawing Member not more than 31 days following the Withdrawal Effective Date. Notwithstanding the foregoing, all withdrawal requests shall be subject to the following limitations:

11.3.1 No notice of withdrawal shall be honored and no withdrawal made of or for any units until the expiration of at least one year from the date of purchase of those units in the offering, other than purchases by way of automatic reinvestment of Company distributions described in Article 8 of this Agreement. With respect to withdrawals made prior to the second anniversary of the Member’s date of purchase, the Member’s Capital Account shall be valued for withdrawal purposes at a discount as set forth below:

(a)	Members withdrawing between the first and second anniversaries shall be entitled to receive an amount equal to 90% of the Member’s Capital Account as of the Withdrawal Effective Date; and

(b)	Members withdrawing after the second anniversary shall be entitled to receive an amount equal to the full value of the Member’s Capital Account as of the Withdrawal Effective Date.

Notwithstanding the foregoing, in the event of the death of a Member, the personal representative of the Member’s estate or the person(s) to whom the units were transferred pursuant to such deceased Member’s will or laws of inheritance may request withdrawals after the first anniversary of the Member’s date of purchase without being subject to any discount. Any capital remaining after the redemption at below par value by a Member shall be allocated on a pro rata basis among the remaining Members.

11.3.2 To assure that the payments to a Member or his representative do not impair the capital or the operation of the Company, any cash payments in return of an outstanding Capital Account shall be made by the Company only from Net Proceeds and Capital Contributions;

11.3.3 The Member shall have the right to receive distributions of cash from their Capital Accounts only to the extent that funds described in Subsection 11.3.2 are available; the Manager shall not be required to establish a reserve fund for the purpose of funding the payments; the Manager shall not be required to use any other sources of Company funds other than those set forth in Section 11.3.2; the Manager shall not be required to sell or otherwise liquidate any portion of the Company’s Mortgage Investments or any other asset in order to make a cash distribution of any Capital Account under this Section 11.3;

11.3.4 Subject to Section 11.3, during the 90 (ninety) days following receipt of written notice of withdrawal from a Member, the Company shall take such steps as may be appropriate to fulfill its obligation to meet pending redemption requests, to the extent such withdrawals are permitted hereunder. Such steps may include deferring distribution or reinvestment of Capital Transaction Proceeds.

11.3.5 Subject to the restrictions on withdrawal contained in this Agreement, the amount to be distributed to any withdrawing Member shall be an amount determined in accordance with this Section 11.3, notwithstanding that the amount may be greater or lesser than the Member’s proportionate share of the current fair market value of the Company’s net assets;

11.3.6 In no event shall the Manager permit the withdrawal during any calendar year of total amounts from the Capital Accounts of Members that exceeds ten percent (10%) of the aggregate Interests with a yearly limit of $100,000 per member subject to the Manager’s discretion to allow a greater amount, except upon the vote of the Members to dissolve the Company under this Agreement;

11.3.7 Requests by Members for withdrawal will be honored in the order in which they are, received by the Manager. If any request may not be honored, due to any limitations imposed by this Section 11.3 (except the one year holding limitation set forth in Subsection 11.3.1), the Manager will so notify the requesting Member in writing, whose request, if not withdrawn by the Member, will be honored if and when the limitation no longer is imposed; and

11.3.8 If a Member’s Capital Account would have a balance of less than one thousand dollars ($1,000) following a requested withdrawal, the Manager, at its discretion, may distribute to the Member the entire balance in the account.

11.4 Withdrawal by Manager. The Manager may withdraw from the Company upon not less than 120 days written notice of the same to all Members, but only with the affirmative vote or consent of a Majority, as noted in Section 3.2. The withdrawing Manager shall not be liable for any debts, obligations or other responsibilities of the Company or this Agreement arising after the effective date of the withdrawal.

11.5 Payment to Terminated Manager. If the business of the Company is continued as provided elsewhere in this Agreement upon the withdrawal, removal, dissolution, or bankruptcy of the Manager, then the Company shall pay to the Manager a sum equal to all amounts then accrued and owing to the Manager. The Company may terminate the Manager’s interest in the Company by paying an amount equal to the then-present fair market value of the Manager’s interest in the Company, which the Company and Manager acknowledge is the outstanding Capital Account as of the date of the removal, withdrawal, dissolution or bankruptcy.

In the event the Manager and the Company cannot mutually agree upon the then-present fair market value of the Manager’s interest in the Company within 90 days following such removal or withdrawal, such value shall be determined by arbitration before a panel of three appraisers, one of whom shall be selected by the Manager and one by the Company, and the third of whom shall be selected by the two appraisers so selected by the parties. Such arbitration shall take place in Las Vegas, Nevada and shall be in accordance with the rules and regulations of the American Arbitration Association then in force and effect. The expense of arbitration shall be borne equally by the terminated Manager and the Company. If the business of the Company is not so continued, then the Manager shall receive from the Company the sums it would have received in the course of dissolving the Company and winding up its affairs, as provided in Section 12.2 below.

The method of payment to any terminated Manager must be fair and must protect the solvency and liquidity of the program. Where the termination is voluntary, the method of payment will be deemed presumptively fair where it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distributions which the terminated Manager otherwise would have received under this Agreement had the Manager not terminated. Where the termination is involuntary, the method of payment will be deemed presumptively fair where it provides for an interest bearing promissory note coming due in no less than five years with equal installments each year.

ARTICLE 12

DISSOLUTION OF THE COMPANY

1.1 Events Causing Dissolution. The Company shall dissolve upon occurrence of the earlier of the following events:

12.1.1 The expiration of the term of the Company as stated in Section 1.6 of this Agreement;

12.1.2 Upon the written consent of the Manager and any other Person who is then a manager, and the affirmative vote or consent of a Majority;

12.1.3 The withdrawal, removal, dissolution or bankruptcy of the Manager, unless, if there is no remaining manager, a Majority agree in writing to continue the business of the Company and, within six months after the last remaining manager has ceased to be a manager, admit one or more managers who agree to such election and join the Company as managers.

12.2 Winding Up. Upon the occurrence of an event of dissolution, the Company shall immediately be dissolved, but shall continue until its affairs have been wound up according to the provisions of the Nevada Statutes. Upon dissolution of the Company, unless the business of the Company is continued as provided above, the Manager will wind up the Company’s affairs as follows:

12.2.1 No new Mortgage Asset investments shall be invested in or purchased.

12.2.2 The Manager(s) shall liquidate the assets of the Company as promptly as is consistent with recovering the fair market value thereof, either by sale to third parties or by servicing the Company’s outstanding Mortgage Assets in accordance with their terms;

12.2.3 All, sums of cash held by the Company as of the date of dissolution, together with all sums of cash received by the Company during the winding up process from any source whatsoever, shall be distributed in accordance with Section 12.3 below.

12.3 Order of Distribution of Assets. If the Company is dissolved under Section 12.1 above, the assets of the Company shall be distributed in accordance with Nevada Statutes Section 86.521.

12.4 No Recourse to Manager. Upon dissolution and winding up under the Nevada Statutes, each Member shall look solely to the assets of the Company for the return of his Capital Account, and if the Company assets remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return the amounts of the Capital Account of Members, Members shall have no recourse against the Manager or any other Member. The, winding-up of the affairs of the Company and the distribution of its assets shall be conducted exclusively by the Manager. The Manager is hereby authorized to do any and all acts and things authorized by law for these purposes. If the Manager becomes insolvent or bankrupt, dissolves, withdraws or is removed by the Members, the winding-up of the affairs of the Company and the distribution of its assets shall be conducted by the person or entity selected by a vote of a Majority, which person or entity is hereby authorized to do any and all acts and things authorized by law for such purposes.

12.5 Compliance With Timing Requirements of Regulations. If the Company is “liquidated” within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g):

12.5.1 Distributions shall be made under this Article 12 (if such liquidation constitutes a dissolution of the Company) or Article 7 hereof (if it does not) to the Manager and Members who have positive Capital Accounts in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2); and

12.5.2 If the Manager’s Capital Account has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the year during which such liquidation occurs), the Manager shall contribute to the capital of the Company the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

ARTICLE 13

ROLL-UPS

13.1 Roll-Up Transactions: Appraisal. If the Company proposes to enter into a Roll-Up transaction, an appraisal of all Company assets shall be obtained from a competent, Independent Expert. If the appraisal will be included in a prospectus to offer the securities of a Roll-Up entity to the Members, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the Registration Statement for that offering.

The Independent Expert will appraise the assets of the Company on a consistent basis, and conduct the appraisal based on an evaluation of the Company’s assets as of a date immediately before the announcement of the proposed Roll-Up. In performing the appraisal, the Independent Expert shall assume an orderly liquidation of the Company’s assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Members. The Company shall include a summary of the Independent Expert’s appraisal, indicating all material assumptions underlying the appraisal, in a report to the Members regarding the proposed Roll-Up.

13.2 Members’ Rights in a Roll-Up. If a, Roll-Up is effected as to the Company, the Roll-Up Entity making the offer to the Company shall offer to each Member who votes against the Roll-Up the choice of:

13.2.1 accepting the securities of the Roll-Up Entity that were offered in the proposed Roll-Up, or

13.2.2 either (a) remaining as a Member of the Company and preserving its interests therein unchanged; or (b) receiving cash in an amount equal to the Member’s pro-rata share of the appraised Net Asset Value of the Company.
13.3 Limitations on Roll-Ups. The Company’s ability to participate in a Roll-Up is also subject to the following:

13.3.1 The Company shall not participate in any proposed Roll-Up which would result in Members having voting rights in the Roll-Up Entity which are less than those provided in Section 6.2 of this Agreement.

13.3.2 If the Roll-Up Entity is a corporation, the voting rights of the Members shall correspond to the voting rights provided in this Agreement to the extent reasonably possible.

13.3.3 The Company will not participate in any proposed Roll-Up, which includes provisions, which would operate to materially impede or frustrate the accumulation of shares, units or other equity interests, however denominated, by any purchaser of the securities of the Roll-Up Entity (except to the minimum necessary to preserve the tax status of the Roll-Up Entity).

13.3.4 The Company will not participate in any proposed Roll-Up, which would limit the ability of a Member to exercise the voting rights of the securities of the Roll-Up Entity on the basis of the value of the Interest held by the Member.

13.3.5 The Company will not participate in any proposed Roll-Up in which the Members’ rights as securities holders to access the records of the Roll-Up Entity will be less than those provided for in this Agreement or in which any of the costs of the Roll-Up transaction would be borne by the Company if the Roll-Up is not approved by necessary vote of the Members.

ARTICLE 14

COMPENSATION TO THE MANAGER AND ITS AFFILIATES

14.1 Compensation of the Manager and its Affiliates.

14.1.1 The Company shall pay the Manager compensation and permit the Manager to charge and collect the fees and other amounts from borrowers as set forth in the prospectus in addition to those fees set forth herein. The total amount of fees received by the Manager from borrowers in connection with making mortgage loans will not exceed the combined amount of Front-End Fees and other fees, which would be permitted under the NASAA Guidelines if paid directly by the Company to the Manager. In addition to the foregoing, under no circumstances may the Manager receive any compensation not permitted under the NASAA Guidelines. Any amendment to this Operating Agreement modifying the Manager’s compensation or distribution to which the Manager is entitled shall require the Manager’s consent. No additional reimbursement shall be paid to the Manager or its Affiliates for any general or administrative overhead expenses incurred by the Manager or its Affiliates or for any other expenses they may incur.

14.1.2 The Company shall pay the Manager an incentive fee equal to 25% of Net Proceeds after payment to Members from such Net Proceeds, of an amount equal to 100% of the aggregate Capital Contribution of the Members, plus an amount equal to a 6% per annum cumulative return on the Members’ aggregate Capital Contributions (the 6% cumulative return may be reduced, but not below zero, by the aggregate amount of prior distributions to Members from Net Income Available for Distribution).

14.1.3 The total compensation paid to all Persons for the sale of a Program property acquired through foreclosure shall be limited to a Competitive Real Estate Commission, not to exceed 6% of the contract price for the sale of the property. If the Manager provides a substantial amount of the services in the sale effort, the Manager may receive up to one-half of the Competitive Real Estate Commission, not to exceed 3% and subordinated to Section 14.1.2 above. If the Manager participates with an independent broker on resale, the subordination requirement shall apply only to the commission earned by the Manager.

14.2 Expenses of the Company.

14.2.1 All expenses of the Company shall be billed directly to and paid by the Company. The Manager may be reimbursed for the actual cost of goods and materials used for or by the Company and obtained from entities unaffiliated with the Manager. The Manager may be reimbursed for the administrative services necessary to the prudent operation of the Company provided that the reimbursement shall be at the lower of the Manager’s actual cost or the amount the Company would be required to pay to independent parties for comparable administrative services in the same geographic location. No reimbursement shall be permitted for services for which the Manager is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement (except those as set forth in the Prospectus and in this Agreement) shall be:

(a)	Rent or depreciation, utilities, capital equipment, other administrative items; and

(b)	Salaries, fringe benefits, travel expenses, and other administrative items incurred or allocated to any Controlling Persons (as defined below) of the Manager or its Affiliates.

14.2.2 The term “Controlling Person,” for the purpose of this section, includes but is not limited to, any Person, whatever their title, who performs functions for the Manager similar to those of:

(a)	Chairman or Member of the board of directors;

(b)	Executive management, such as the president, vice-president or senior vice-president, corporate secretary, or treasurer;

(c)	Senior management, such as the vice-president of an operating division who reports directly to executive management;

(d)
Those holding 5.0% or more equity interest in the Manager or a Person having the power to direct or cause the direction of the Manager, whether through the ownership of voting securities, by contract, or otherwise.

14.2.3 The annual Company report must contain a breakdown of the costs reimbursed to the Manager. Within the scope of the annual audit of the Manager’s financial statement, the independent certified public accountants must verify the allocation of such costs to the Company. The method of verification shall at minimum provide:

(a)	A review of the time records of individual employees, the costs of whose services were reimbursed; and

(b)	A review of the specific nature of the work performed by each such employee.

14.2.4 The methods of verification shall be in accordance with generally accepted auditing standards and shall accordingly include such tests of the accounting records and such other auditing procedures which the Manager’s independent certified public accountants consider appropriate in the circumstance. The additional costs of such verification will be itemized by said accountants on a company by company basis and may be reimbursed to the Manager by the Company in accordance with this paragraph only to the extent that such reimbursement when added to the cost for administrative services rendered does not exceed the competitive rate for such services as determined in this paragraph. The prospectus sets forth an estimate of such proposed expense for the next fiscal year together with a breakdown by year of such expenses reimbursed to other similar funds formed by the Manager.

14.2.5 Reserves. The Company will maintain working capital reserves of approximately 3% of the aggregate capital accounts of the Members. This reserve is available to pay any future expenses in excess of revenues, satisfy obligations of underlying security properties, satisfy the Company’s unforeseen obligations and for other permitted uses of its working capital.

ARTICLE 15

MISCELLANEOUS

15.1 Covenant to Sign Documents. Each Member covenants, for himself and his successors and assigns, to execute, with acknowledgment or verification, if required, any and all certificates, documents and other writings which may be necessary or expedient to form the Company and to achieve its purposes, including, without limitation, any amendments to the Articles of Organization and any filings, records or publications necessary or appropriate under the laws of any jurisdiction in which the Company shall conduct its business.

15.2 Notices. Except as otherwise expressly provided for in this Agreement, all notices which any Member may desire or may be required to give any other Members shall be in writing and shall be deemed duly given when delivered personally or when deposited in the United States mail, first-class postage pre-paid. Notices to Members shall be addressed to the Members at the last address shown on the Company records. Notices to the Manager or to the Company shall be delivered to the Company’s principal place of business, as set forth in Section 1.3 above or as hereafter changed as provided herein.

15.3 Right to Engage in Competing Business. Nothing contained in this Agreement shall preclude any Member from purchasing or lending money upon the security of any other property or rights therein, or in any manner investing in, participating in, developing or managing any other venture of any kind, without notice to the other Members, without participation by the other Members, and without liability to them or any of them. Each Member waives any right he may have against the Manager for using for its own benefit information received as a consequence of the Manager’s management of the affairs of the Company. This Section 15.3 shall be subject in its entirety to the fiduciary duty of the Manager set forth in Section 3.4.

15.4 Amendment. This Agreement is subject to amendment by the affirmative vote of a Majority in accordance with Section 6.2; provided, however, that no amendment shall be permitted if the effect of such amendment would be to increase the duties or liabilities of any Member or materially adversely affect any Member’s interest in Profits, Losses, Company assets, distributions, management rights or voting rights, except as agreed by that Member. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Manager shall have the right to amend this Agreement, without the vote or consent of any of the Members, if, in the reasonable judgment of the Manager, such amendment does not adversely affect the rights of the Members, including, without limitation, an amendment:

15.4.1 to grant to Members (and not solely the Manager in its capacity as a Member) additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon them;

15.4.2 to cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision, or to make any other provisions for matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement;

15.4.3 to conform this Agreement to applicable laws and regulations, including without limitation, federal and state securities and tax laws and regulations, and the NASAA Guidelines;

15.4.4 in the form of a revision to or updating of Schedule A in accordance with Section 5.2 hereof; and

15.4.5 to elect for the Company to be governed by any successor Nevada statute governing limited liability companies.

The Manager shall notify the Members within a reasonable time of the adoption of any amendment.

15.5 Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes any and all prior agreements and representations, either oral or in writing, between the parties hereto regarding the subject matter contained herein.

15.6 Waiver. No waiver by any party hereto or any breach of, or default under, any provision of this Agreement by any party shall be construed or deemed a waiver of any breach of or default under any other provision of this Agreement, and shall not preclude any party from exercising or asserting any rights under this Agreement for any future breach or default of the same provision of this Agreement.

15.7 Severability. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

15.8 Application of Nevada law. This Agreement and the application or interpretation thereof shall be governed, construed, and enforced exclusively by its terms and by the law of the State of Nevada.

15.9 Captions. Section titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement.

15.10 Number and Gender. Whenever the singular form is used in this Agreement it includes the plural when required by the context, and the masculine gender shall include the feminine and neuter genders.

15.11 Counterparts. This Agreement may be executed in counterparts, any or all of which may be signed by Manager on behalf of the Members as their attorney-in-fact.

15.12 Waiver of Action for Partition. Each of the parties hereto irrevocably waives during the term of the Company any right that it may have to maintain any action for partition for any property of the Company.

15.13 Defined Terms. All terms used in this Agreement, which are defined in the prospectus, shall have the meanings assigned to them in said prospectus, unless this Agreement shall provide for a specific definition in Article 2.

15.14 Binding on Assignees. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto, subject to the provisions of Section 10.2, which control the assignment or other transfer of Company Interests.